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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-07701
number
-----------------------------------------------------------------

                       GE LIFESTYLE FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 03/31/09
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.




GE LifeStyle Funds

GE STRATEGY FUNDS
-----------------------------
GE CONSERVATIVE STRATEGY FUND
GE MODERATE STRATEGY FUND
GE AGGRESSIVE STRATEGY FUND

CURRENT AND PROSPECTIVE INVESTORS IN THE GE STRATEGY FUNDS SHOULD NOTE THAT THESE FUNDS WILL BE LIQUIDATED ON OR AROUND JUNE 30, 2009. A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION HAS BEEN ADOPTED FOR THE GE CONSERVATIVE STRATEGY FUND, GE MODERATE STRATEGY FUND AND GE AGGRESSIVE STRATEGY FUND. UNDER THE PLAN, THE ASSETS OF EACH FUND WILL BE LIQUIDATED ON OR BEFORE THAT DATE AND THE CASH PROCEEDS DISTRIBUTED AFTERWARDS ON A PRO RATA BASIS TO SHAREHOLDERS.

A PARTICIPANT IN A DEFINED CONTRIBUTION PLAN (SUCH AS A 401(K) PLAN) MAY CONTINUE TO PURCHASE SHARES OF THE FUNDS THROUGH THAT PLAN UNTIL EITHER THE DATE THAT THE FUNDS ARE NO LONGER AN INVESTMENT OPTION WITHIN THE PLAN OR THE FUNDS' LIQUIDATION DATE, WHICHEVER IS EARLIER.

Semi-Annual Report
MARCH 31, 2009

[GE LOGO]

GE LifeStyle Funds
--------------------------------------------------------------------------------

Table of Contents

NOTES TO PERFORMANCE .....................................................     1

PERFORMANCE SUMMARY

   GE Conservative Strategy Fund .........................................     2

   GE Moderate Strategy Fund .............................................     5

   GE Aggressive Strategy Fund ...........................................     8

   Portfolio Management Team .............................................    11

FINANCIAL STATEMENTS

   Financial Highlights ..................................................    12

   Statements of Net Assets ..............................................    14

   Statements of Operations ..............................................    17

   Statements of Changes in Net Assets ...................................    18

   Notes to Financial Statements .........................................    19

ADVISORY AGREEMENT APPROVAL ..............................................    26

ADDITIONAL INFORMATION ...................................................    29

INVESTMENT TEAM ..........................................................    32

This report has been prepared for the shareholders of the GE LifeStyle Funds. It is not authorized for use as an offer of sale, or a solicitation of an offer to buy shares of, the GE LifeStyle Funds unless accompanied with or preceded by the current Prospectus of the GE LifeStyle Funds and the current Prospectus of the underlying GE Funds.

Notes to Performance                                  March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns are historical and take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Past performance is not indicative of future results of a Fund. Investment returns and net asset value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of both the Funds and the underlying GE Funds on an annualized basis for the period between January 29, 2008 to January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements were not renewed at the end of their term on January 29, 2009.

            OTHER OPERATING EXPENSE LIMITS OF THE UNDERLYING GE FUNDS
            ---------------------------------------------------------
            GE U.S. Equity Fund                                 0.50%
            GE Fixed Income Fund                                0.30%
            GE International Equity Fund                        0.29%
            GE Small-Cap Equity Fund                            0.75%

Additional information about the expense limitations is contained in Footnote 3 to the Financial Statements.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government and their prices will fluctuate with market conditions.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market. The Russell 2000(R) Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

Total returns for the Composite Index are derived by applying the current target allocations for each underlying GE Fund to the results of the corresponding benchmarks for the domestic equity market, the S&P 500(R) Index and the Russell 2000(R) Index; for the international equity market, the MSCI(R) EAFE(R) Index; for the fixed income bond market, the Barclays Capital U.S. Aggregate Bond Index; and for cash and cash equivalents, the 90 Day T-Bill.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Strategy Funds and a wholly owned subsidiary of GEAM, the investment adviser of the Funds.

GE Conservative Strategy Fund                    Performance Summary (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

          GE CONSERVATIVE      MSCI EAFE     S&P 500    BARCLAYS CAPITAL U.S.                     RUSSELL         COMPOSITE
           STRATEGY FUND         INDEX        INDEX     AGGREGATE BOND INDEX     90 DAY T-BILL   2000 INDEX       INDEX (C)
          ---------------      ---------     -------    --------------------     -------------   ----------       ----------
03/99         10,000.00         10,000.00    10,000.00       10,000.00            10,000.00      10,000.00       10,000.00
09/99         10,074.70         10,704.15    10,037.30        9,979.39            10,232.22      10,821.72       10,136.89
09/00         11,105.72         11,044.54    11,366.61       10,677.00            10,821.38      13,369.54       11,097.18
09/01         10,764.04          7,875.83     8,336.44       12,059.98            11,311.51      10,542.45       10,374.95
09/02         10,375.19          6,652.80     6,628.31       13,096.71            11,512.62       9,572.43        9,983.35
09/03         11,438.40          8,383.08     8,248.26       13,805.21            11,643.23      13,071.78       11,444.80
09/04         12,295.84         10,234.15     9,392.55       14,312.98            11,773.56      15,525.31       12,520.46
09/05         13,241.27         12,874.02    10,543.27       14,713.03            12,096.45      18,303.97       13,638.37
09/06         14,241.62         15,340.77    11,681.48       15,253.08            12,648.83      20,118.07       14,719.53
09/07         16,003.51         19,155.25    13,602.18       16,036.44            13,261.38      22,597.13       16,332.96
09/08         14,581.60         13,313.63    10,612.99       16,622.13            13,551.62      19,323.36       14,923.56
03/09         12,570.06          9,171.91     7,371.91       17,403.44            13,568.53      12,141.38       13,197.53


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/09*
--------------------------------------------------------------------------------

                                                             TARGET     ACTUAL
                                                             ------     ------
GE Fixed Income Fund                                          47.00%     47.68%
GE U.S. Equity Fund                                           24.00%     23.28%
GE International Equity Fund                                  11.00%     10.51%
GE Small-Cap Equity Fund                                       3.00%      2.89%
GE Money Market Fund & Other+                                 15.00%     15.64%
--------------------------------------------------------------------------------
Total                                                        100.00%    100.00%
--------------------------------------------------------------------------------

+ BASED ON CURRENT MARKET CONDITIONS, THE PORTFOLIO MANAGER ANTICIPATES THAT THE FUND MAY CONTINUE TO EXCEED NORMAL CASH LEVEL.

AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2009)
--------------------------------------------------------------------------------

                                                                   ENDING VALUE
                              SIX       ONE       FIVE     TEN     OF A $10,000
                             MONTHS     YEAR      YEAR     YEAR     INVESTMENT
--------------------------------------------------------------------------------
GE CONSERVATIVE STRATEGY
   FUND                      (13.73)%  (19.48)%   0.36%    2.31%     $12,570
MSCI EAFE Index              (31.11)%  (46.51)%  (2.18)%  (0.86)%    $ 9,172
S&P 500 Index                (30.54)%  (38.09)%  (4.76)%  (3.00)%    $ 7,372
Barclays Capital U.S.
   Aggregate Bond Index        4.70%     3.13%    4.13%    5.70%     $17,403
90 Day T-Bill                  0.12%     0.91%    3.01%    3.10%     $13,569
Russell 2000 Index           (37.17)%  (37.50)%  (5.26)%   1.96%     $12,141
Composite Index (C) **       (11.57)%  (17.08)%   1.11%    2.81%     $13,198
--------------------------------------------------------------------------------

*     AS A PERCENTAGE OF NET ASSETS

** THE COMPOSITE INDEX IS DERIVED BY APPLYING THE CURRENT TARGET ALLOCATIONS FOR EACH UNDERLYING GE FUND TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS. PRIOR TARGET ALLOCATIONS WERE DIFFERENT AND WOULD YIELD A DIFFERENT RESULT.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The GE LifeStyle Conservative Strategy Fund returned -13.73% for the six-month period ended March 31, 2009. The Fund's Composite Index returned -11.57% and the Lipper peer group of 536 Mixed-Asset Target Allocation Moderate Funds returned -18.12% for the same period. Please see the adjacent chart for performance of the indices included in the composite.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, conservative investment strategy and is structured with a conservative target weighting in equities relative to fixed income. The Fund's target equity allocation is 45%, with U.S. Equities accounting for 33% of the Fund, 28% to large-cap core equities and 5% to small-cap equities. The target allocation to core international equities is 12% of the Fund. The Fund's target allocation to fixed income securities is 53% and the target allocation to cash and cash equivalents is 2%. Due to the balanced approach of the Fund, the results are compared to a Composite Index, which is made up of the benchmarks of the underlying GE Funds, and includes the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, and the 90-Day T-Bill.

Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to underweight U.S. and international equities and overweight cash. The underweight in fixed income detracted from performance. Also contributing to overall Fund relative performance were the outperformance of the underlying GE U.S. Equity Fund, the GE Small-Cap Equity Fund, and the GE Money Market Fund versus their respective benchmarks. The performance of the GE International Equity Fund and the GE Fixed Income Fund versus their respective benchmarks detracted from relative performance.

The GE U.S. Equity Fund outperformed its benchmark, the S&P 500 Index, over the last six months. A continued emphasis on high quality large-cap stocks protected the Fund from the full effect of the period's market declines. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and technology to fund this move, although technology remained the Fund's largest overweight at March 31. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was another key contributor, with solid rebounds among our metals and mining holdings in the second half of the period, as investors began turning toward oversold commodities stocks. Our worst performing sectors were telecommunications and energy. By the end of the period, we were underweight health care and our largest underweights were in consumer staples and industrials.

We continued to emphasize financially strong companies that the investment team believes will have the potential to survive and grow market share in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors. We maintained a consistent emphasis on companies with strong balance sheets

GE Conservative Strategy Fund                    Performance Summary (unaudited)
--------------------------------------------------------------------------------

and earnings stability over more cyclical or leveraged opportunities. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the U.S. equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downtrend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of Fed and Treasury actions might provide an effective backstop to the ailing financial sector. Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. However, it is our view that the economic recovery will be muted by historical standards and thus we remain defensive.

In the fourth quarter of 2008, several changes were made to the GE Small-Cap Equity Fund. Most notable was the change from a single sub-adviser to a multiple sub-adviser format. This structure should provide greater investment diversification by exposing the Fund to investment managers with different investment styles while also allowing ample capacity for future asset growth. We believe that this change provides a better opportunity to enhance performance of the Fund against both its benchmark and its small-cap equity peers over the long-term.

The GE Small-Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, during the six months since restructuring to a multiple sub-adviser structure. Strong security selection from a number of the Fund's sub-advisers drove positive relative performance versus the benchmark. An underweight position and strong security selection within financials was the largest positive contributor to performance over the last six months. The Fund's holdings in the materials & processing and autos & transportation sectors also added to performance during the period. Poor security selection in consumer staples, the best performing sector within the benchmark, detracted from performance during the period. The health care sector was another area of weakness in the portfolio.

The GE International Equity Fund underperformed its MSCI EAFE benchmark over the period. Much of the underperformance came from holdings in the financial sector where, after the Lehman collapse, little escaped unscathed. Positive attribution derived from holdings in the materials and technology sectors. By the end of the period the underweight in both consumer discretionary and energy stocks had been reduced, as had the overweight in consumer staples. The more defensive food retail and manufacturer stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current, attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

Although the markets had experienced several major crises in the previous 12 to 15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by governments to shore up the financial system. The combination of dwindling liquidity, tighter credit, and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

The GE Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The main drivers of Fund performance relative to the benchmark were the exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on performance. Holdings in short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer with their marked to market pricing. Positively, the portfolio duration was longer than the benchmark for most of the period, which enhanced performance as rates fell.

Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

GE Conservative Strategy Fund                 Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2008 - MARCH 31, 2009
--------------------------------------------------------------------------------

                               ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE       EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------
Actual Fund Return**                 1,000.00                     862.05                   0.79
---------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)             1,000.00                   1,023.80                   0.86
---------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.17% (FOR THE PERIOD OCTOBER 01, 2008 - MARCH 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**    ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009 WAS
      (-13.80)%.

See Notes to Financial Statements.

GE Moderate Strategy Fund                        Performance Summary (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            GE MODERATE        MSCI EAFE     S&P 500    BARCLAYS CAPITAL U.S.                     RUSSELL      COMPOSITE
           STRATEGY FUND         INDEX        INDEX     AGGREGATE BOND INDEX     90 DAY T-BILL   2000 INDEX    INDEX (M)
          ---------------      ---------     -------    --------------------     -------------   ----------    ----------
03/99         10,000.00         10,000.00    10,000.00        10,000.00           10,000.00      10,000.00       10,000.00
09/99         10,119.27         10,704.15    10,037.30         9,979.39           10,232.22      10,821.72       10,280.76
09/00         11,161.01         11,044.54    11,366.61        10,677.00           10,821.38      13,369.54       11,361.40
09/01         10,041.94          7,875.83     8,336.44        12,059.98           11,311.51      10,542.45        9,675.20
09/02          9,217.04          6,652.80     6,628.31        13,096.71           11,512.62       9,572.43        8,906.79
09/03         10,387.65          8,383.08     8,248.26        13,805.21           11,643.23      13,071.78       10,737.18
09/04         11,447.76         10,234.15     9,392.55        14,312.98           11,773.56      15,525.31       12,103.29
09/05         12,707.19         12,874.02    10,543.27        14,713.03           12,096.45      18,303.97       13,576.20
09/06         13,898.33         15,340.77    11,681.48        15,253.08           12,648.83      20,118.07       14,934.79
09/07         16,056.27         19,155.25    13,602.18        16,036.44           13,261.38      22,597.13       16,971.53
09/08         13,897.80         13,313.63    10,612.99        16,622.13           13,551.62      19,323.36       14,630.38
03/09         11,012.84          9,171.91     7,371.91        17,403.44           13,568.53      12,141.38       11,872.84


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/09*
--------------------------------------------------------------------------------

                                                               TARGET    ACTUAL
                                                              -------   --------
GE U.S. Equity Fund                                            31.00%    30.56%
GE Fixed Income Fund                                           29.00%    29.88%
GE International Equity Fund                                   18.00%    17.48%
GE Small-Cap Equity Fund                                       10.00%     9.81%
GE Money Market Fund & Other+                                  12.00%    12.27%
--------------------------------------------------------------------------------
Total                                                         100.00%   100.00%
--------------------------------------------------------------------------------

+ BASED ON CURRENT MARKET CONDITIONS, THE PORTFOLIO MANAGER ANTICIPATES THAT THE FUND MAY CONTINUE TO EXCEED NORMAL CASH LEVEL.

AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2009)
--------------------------------------------------------------------------------

                                                                    ENDING VALUE
                                 SIX      ONE      FIVE    TEN     OF A $10,000
                                MONTHS    YEAR     YEAR    YEAR     INVESTMENT
--------------------------------------------------------------------------------
GE MODERATE
  STRATEGY FUND                 (20.76)% (27.69)%  (0.90)%  0.97%     $11,013
MSCI EAFE Index                 (31.11)% (46.51)%  (2.18)% (0.86)%    $ 9,172
S&P 500 Index                   (30.54)% (38.09)%  (4.76)% (3.00)%    $ 7,372
Barclays Capital U.S.
  Aggregate Bond Index            4.70%    3.13%    4.13%   5.70%     $17,403
90 Day T-Bill                     0.12%    0.91%    3.01%   3.10%     $13,569
Russell 2000 Index              (37.17)% (37.50)%  (5.26)%  1.96%     $12,141
Composite Index (M) **          (18.85)% (25.63)%  (0.40)%  1.73%     $11,873
--------------------------------------------------------------------------------

*     AS A PERCENTAGE OF NET ASSETS

** THE COMPOSITE INDEX IS DERIVED BY APPLYING THE CURRENT TARGET ALLOCATIONS FOR EACH UNDERLYING GE FUND TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS. PRIOR TARGET ALLOCATIONS WERE DIFFERENT AND WOULD YIELD A DIFFERENT RESULT.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The GE LifeStyle Moderate Strategy Fund returned -20.76% for the six-month period ended March 31, 2009. The Fund's Composite Index returned -18.85% and the Lipper peer group of 709 Mixed-Asset Target Allocation Growth Funds returned -21.51% for the same period. Please see the adjacent chart for performance of the indices included in the composite.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, moderate investment strategy and is structured with a moderate target weighting in equities relative to fixed income. The Fund's target equity allocation is 65%, with U.S. Equities accounting for 45% of the Fund, 33% to large-cap core equities and 12% to small-cap equities. The target allocation to core international equities is 20% of the Fund. The Fund's target allocation to fixed income securities is 34% and the target allocation to cash and cash equivalents is 1%. Due to the balanced approach of the Fund, the results are compared to a Composite Index, which is made up of the benchmarks of the underlying GE Funds, and includes the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, and the 90-Day T-Bill.

Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to underweight U.S. and international equities and overweight cash. The underweight in fixed income detracted from performance. Also contributing to overall Fund relative performance were the outperformance of the underlying GE U.S. Equity Fund, the GE Small-Cap Equity Fund, and the GE Money Market Fund versus their respective benchmarks. The performance of the GE International Equity Fund and the GE Fixed Income Fund versus their respective benchmarks detracted from relative performance.

The GE U.S. Equity Fund outperformed its benchmark, the S&P 500 Index, over the last six months. A continued emphasis on high quality large-cap stocks protected the Fund from the full effect of the period's market declines. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and technology to fund this move, although technology remained the Fund's largest overweight at March 31. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was another key contributor, with solid rebounds among our metals and mining holdings in the second half of the period, as investors began turning toward oversold commodities stocks. Our worst performing sectors were telecommunications and energy. By the end of the period, we were underweight health care and our largest underweights were in consumer staples and industrials.

We continued to emphasize financially strong companies that the investment team believes will have the potential to survive and grow market share in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors. We maintained a

GE Moderate Strategy Fund                       Performance Summary (unaudited)
-------------------------------------------------------------------------------

consistent emphasis on companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the U.S. equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downtrend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of Fed and Treasury actions might provide an effective backstop to the ailing financial sector. Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. However, it is our view that the economic recovery will be muted by historical standards and thus we remain defensive.

In the fourth quarter of 2008, several changes were made to the GE Small-Cap Equity Fund. Most notable was the change from a single sub-adviser to a multiple sub-adviser format. This structure should provide greater investment diversification by exposing the Fund to investment managers with different investment styles while also allowing ample capacity for future asset growth. We believe that this change provides a better opportunity to enhance performance of the Fund against both its benchmark and its small-cap equity peers over the long-term.

The GE Small-Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, during the six months since restructuring to a multiple sub-adviser structure. Strong security selection from a number of the Fund's sub-advisers drove positive relative performance versus the benchmark. An underweight position and strong security selection within financials was the largest positive contributor to performance over the last six months. The Fund's holdings in the materials & processing and autos & transportation sectors also added to performance during the period. Poor security selection in consumer staples, the best performing sector within the benchmark, detracted from performance during the period. The health care sector was another area of weakness in the portfolio.

The GE International Equity Fund underperformed its MSCI EAFE benchmark over the period. Much of the underperformance came from holdings in the financial sector where, after the Lehman collapse, little escaped unscathed. Positive attribution derived from holdings in the materials and technology sectors. By the end of the period the underweight in both consumer discretionary and energy stocks had been reduced, as had the overweight in consumer staples. The more defensive food retail and manufacturer stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current, attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

Although the markets had experienced several major crises in the previous 12 to 15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by governments to shore up the financial system. The combination of dwindling liquidity, tighter credit, and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

The GE Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The main drivers of Fund performance relative to the benchmark were the exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on performance. Holdings in short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer with their marked to market pricing. Positively, the portfolio duration was longer than the benchmark for most of the period, which enhanced performance as rates fell.

Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

GE Moderate Strategy Fund                     Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2008 - MARCH 31, 2009
--------------------------------------------------------------------------------

                               ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE       EXPENSES PAID
                           BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------------------
Actual Fund Return**               1,000.00                      792.42                   0.80
--------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)           1,000.00                    1,023.75                   0.91
--------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.18% (FOR THE PERIOD OCTOBER 01, 2008 - MARCH 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**    ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009 WAS
      (-20.76)%.

See Notes to Financial Statements.

GE Aggressive Strategy Fund                      Performance Summary (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

           GE AGGRESSIVE       MSCI EAFE     S&P 500    BARCLAYS CAPITAL U.S.                     RUSSELL      COMPOSITE
           STRATEGY FUND         INDEX        INDEX     AGGREGATE BOND INDEX     90 DAY T-BILL   2000 INDEX    INDEX (A)
          ---------------      ---------     -------    --------------------     -------------   ----------    ----------
03/99         10,000.00         10,000.00    10,000.00       10,000.00            10,000.00      10,000.00       10,000.00
09/99         10,175.44         10,704.15    10,037.30        9,979.39            10,232.22      10,821.72       10,406.53
09/00         11,356.09         11,044.54    11,366.61       10,677.00            10,821.38      13,369.54       11,631.39
09/01          9,730.60          7,875.83     8,336.44       12,059.98            11,311.51      10,542.45        9,187.21
09/02          8,624.15          6,652.80     6,628.31       13,096.71            11,512.62       9,572.43        8,148.21
09/03          9,843.82          8,383.08     8,248.26       13,805.21            11,643.23      13,071.78       10,215.19
09/04         11,084.48         10,234.15     9,392.55       14,312.98            11,773.56      15,525.31       11,792.64
09/05         12,605.03         12,874.02    10,543.27       14,713.03            12,096.45      18,303.97       13,554.60
09/06         13,943.28         15,340.77    11,681.48       15,253.08            12,648.83      20,118.07       15,118.21
09/07         16,481.09         19,155.25    13,602.18       16,036.44            13,261.38      22,597.13       17,457.31
09/08         13,698.60         13,313.63    10,612.99       16,622.13            13,551.62      19,323.36       14,441.82
03/09         10,135.09          9,171.91     7,371.91       17,403.44            13,568.53      12,141.38       10,924.05


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/09*
--------------------------------------------------------------------------------

                                                               TARGET    ACTUAL
                                                              -------   --------
GE U.S. Equity Fund                                            34.00%    33.63%
GE International Equity Fund                                   23.00%    22.41%
GE Small-Cap Equity Fund                                       18.00%    17.71%
GE Fixed Income Fund                                           18.00%    18.61%
GE Money Market Fund & Other+                                   7.00%     7.64%
--------------------------------------------------------------------------------
Total                                                         100.00%   100.00%
--------------------------------------------------------------------------------

+ BASED ON CURRENT MARKET CONDITIONS, THE PORTFOLIO MANAGER ANTICIPATES THAT THE FUND MAY CONTINUE TO EXCEED NORMAL CASH LEVEL.

AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2009)
--------------------------------------------------------------------------------

                                                                    ENDING VALUE
                                 SIX      ONE      FIVE    TEN     OF A $10,000
                                MONTHS    YEAR     YEAR    YEAR     INVESTMENT
--------------------------------------------------------------------------------
GE AGGRESSIVE
  STRATEGY FUND                 (26.01)% (33.69)% (1.95)%  0.13%      $10,135
MSCI EAFE Index                 (31.11)% (46.51)% (2.18)% (0.86)%     $ 9,172
S&P 500 Index                   (30.54)% (38.09)% (4.76)% (3.00)%     $ 7,372
Barclays Capital U.S.
  Aggregate Bond Index            4.70%    3.13%   4.13%   5.70%      $17,403
90 Day T-Bill                     0.12%    0.91%   3.01%   3.10%      $13,569
Russell 2000 Index              (37.17)% (37.50)% (5.26)%   1.96%     $12,141
Composite Index (A) **          (24.36)% (31.60)% (1.58)%   0.89%     $10,924
--------------------------------------------------------------------------------

*     AS A PERCENTAGE OF NET ASSETS

** THE COMPOSITE INDEX IS DERIVED BY APPLYING THE CURRENT TARGET ALLOCATIONS FOR EACH UNDERLYING GE FUND TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS. PRIOR TARGET ALLOCATIONS WERE DIFFERENT AND WOULD YIELD A DIFFERENT RESULT.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The GE LifeStyle Aggressive Strategy Fund returned -26.01% for the six-month period ended March 31, 2009. The Fund's Composite Index returned -24.36% and the Lipper peer group of 139 Global Multi-Cap Core Funds returned -29.38% for the same period. Please see the adjacent chart for performance of the indices included in the composite.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced but aggressive investment strategy and is structured with an aggressive target weighting in equities relative to fixed income. The Fund's target equity allocation is 80%, with U.S. Equities accounting for 55% of the Fund, 35% to large-cap core equities and 20% to small-cap equities. The target allocation to core international equities is 25% of the Fund. The Fund's target allocation to fixed income securities is 19% and the target allocation to cash and cash equivalents is 1%. Due to the balanced approach of the Fund, the results are compared to a Composite Index, which is made up of the benchmarks of the underlying GE Funds, and includes the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, and the 90-Day T-Bill.

Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to underweight U.S. and international equities and overweight cash. The underweight in fixed income detracted from performance. Also contributing to overall Fund relative performance were the outperformance of the underlying GE U.S. Equity Fund, the GE Small-Cap Equity Fund, and the GE Money Market Fund versus their respective benchmarks. The performance of the GE International Equity Fund and the GE Fixed Income Fund versus their respective benchmarks detracted from relative performance.

The GE U.S. Equity Fund outperformed its benchmark, the S&P 500 Index, over the last six months. A continued emphasis on high quality large-cap stocks protected the Fund from the full effect of the period's market declines. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and technology to fund this move, although technology remained the Fund's largest overweight at March 31. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was another key contributor, with solid rebounds among our metals and mining holdings in the second half of the period, as investors began turning toward oversold commodities stocks. Our worst performing sectors were telecommunications and energy. By the end of the period, we were underweight health care and our largest underweights were in consumer staples and industrials.

We continued to emphasize financially strong companies that the investment team believes will have the potential to survive and grow market share in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors. We maintained a

GE Aggressive Strategy Fund                      Performance Summary (unaudited)
--------------------------------------------------------------------------------

consistent emphasis on companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the U.S. equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downtrend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of Fed and Treasury actions might provide an effective backstop to the ailing financial sector. Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. However, it is our view that the economic recovery will be muted by historical standards and thus we remain defensive.

In the fourth quarter of 2008, several changes were made to the GE Small-Cap Equity Fund. Most notable was the change from a single sub-adviser to a multiple sub-adviser format. This structure should provide greater investment diversification by exposing the Fund to investment managers with different investment styles while also allowing ample capacity for future asset growth. We believe that this change provides a better opportunity to enhance performance of the Fund against both its benchmark and its small-cap equity peers over the long-term.

The GE Small-Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, during the six months since restructuring to a multiple sub-adviser structure. Strong security selection from a number of the Fund's sub-advisers drove positive relative performance versus the benchmark. An underweight position and strong security selection within financials was the largest positive contributor to performance over the last six months. The Fund's holdings in the materials & processing and autos & transportation sectors also added to performance during the period. Poor security selection in consumer staples, the best performing sector within the benchmark, detracted from performance during the period. The health care sector was another area of weakness in the portfolio.

The GE International Equity Fund underperformed its MSCI EAFE benchmark over the period. Much of the underperformance came from holdings in the financial sector where, after the Lehman collapse, little escaped unscathed. Positive attribution derived from holdings in the materials and technology sectors. By the end of the period the underweight in both consumer discretionary and energy stocks had been reduced, as had the overweight in consumer staples. The more defensive food retail and manufacturer stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current, attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

Although the markets had experienced several major crises in the previous 12 to 15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by governments to shore up the financial system. The combination of dwindling liquidity, tighter credit, and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

The GE Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The main drivers of Fund performance relative to the benchmark were the exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on performance. Holdings in short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer with their marked to market pricing. Positively, the portfolio duration was longer than the benchmark for most of the period, which enhanced performance as rates fell.

Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

GE Aggressive Strategy Fund                   Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2008 - MARCH 31, 2009
--------------------------------------------------------------------------------

                                 ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE       EXPENSES PAID
                             BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------
Actual Fund Return**                      1,000.00                    739.86                   0.82
----------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                  1,000.00                  1,023.70                   0.96
----------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.19% (FOR THE PERIOD OCTOBER 01, 2008 - MARCH 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**    ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009 WAS
      (-26.01)%.

See Notes to Financial Statements.

GE LifeStyle Funds                                     Portfolio Management Team
--------------------------------------------------------------------------------

The mix of underlying GE Funds in which each of the GE STRATEGY FUNDS invests is determined by GEAM's asset allocation committee, subject to approval of the Board of Trustees. The asset allocation committee is led by a team of portfolio managers who are jointly and primarily responsible for the asset allocation of each Fund. The following sets forth the role of the primary portfolio manager of the Funds followed by the portfolio manager's biographical information.

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for Ms. Studer. The Statement of Additional Information (SAI) provides the following additional information about the portfolio manager: (i) the portfolio manager's compensation; (ii) other accounts managed by the portfolio manager; and (iii) the portfolio manager's ownership of shares of each Fund, if any.

JUDITH A. STUDER is the President and Co-Chief Investment Officer - U.S. Equities and a Director at GE Asset Management. Ms. Studer is vested with oversight authority for determining asset allocations for the GE STRATEGY FUNDS and has been doing so since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - U.S. Equities in 1991, Senior Vice President - International Equities in 1995, and President - Investment Strategies in July 2006 and President - U.S. Equities in June 2007.

ABOUT THE BOARD OF TRUSTEES

The Board of Trustees of the GE STRATEGY FUNDS has overall responsibility for supervising and overseeing the management of the Funds. As with most mutual funds, the Board of Trustees has delegated responsibility for day-to-day operations of the Funds to GEAM, the Fund's Investment Adviser. Still, the Board of Trustees is responsible for approving:

o proposed changes to the allocation ranges for investing in equity versus income underlying GE Funds;

o     proposed additions or deletions to the mix of underlying GE Funds; and

o proposed changes to the allocation targets and ranges among the underlying GE Funds.

Financial Highlights
Selected data based on a share outstanding throughout the period indicated
--------------------------------------------------------------------------------

                                                                                   GE CONSERVATIVE
                                                                                       STRATEGY
                                                                                         FUND

                                                            3/31/09+   9/30/08    9/30/07    9/30/06    9/30/05    9/30/04
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                      1/5/98

Net asset value, beginning of period ...................   $  10.63   $  12.05   $  11.06   $  10.57   $  10.11   $   9.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...............................       0.18       0.31       0.40       0.32       0.31       0.24
   Net realized and unrealized gains (losses)
      on investments ...................................      (1.63)     (1.35)      0.94       0.46       0.46       0.47
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      (1.45)     (1.04)      1.34       0.78       0.77       0.71
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...............................       0.31       0.38       0.35       0.29       0.31       0.21
   Net realized gains ..................................       0.23         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................................       0.54       0.38       0.35       0.29       0.31       0.21
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................   $   8.64   $  10.63   $  12.05   $  11.06   $  10.57   $  10.11
===========================================================================================================================
TOTAL RETURN(a) ........................................     (13.80)%    (8.88)%    12.37%      7.55%      7.69%      7.50%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ............   $  2,507   $  3,388   $  3,092   $  3,318   $  2,873   $  2,521
   Ratios to average net assets:
      Net investment income* ...........................       3.26%      2.67%      3.32%      3.07%      2.92%      2.12%
      Net expenses(b)* .................................       0.17%      0.20%      0.20%      0.20%      0.20%      0.20%
      Gross expenses(b)* ...............................       0.15%      0.20%      0.26%      0.21%      0.21%      0.21%
   Portfolio turnover rate .............................         50%        28%        40%         9%        20%        44%
===========================================================================================================================

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES OF THE FUNDS AND OF THE UNDERLYING GE FUNDS, TOTAL RETURNS WOULD HAVE BEEN LOWER.

(b)   EXPENSE RATIOS DON'T INCLUDE EXPENSES OF THE UNDERLYING FUNDS (NOTE 6).

*     ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

+     UNAUDITED.

See Notes to Financial Statements.

                                                                                     GE MODERATE
                                                                                       STRATEGY
                                                                                         FUND

                                                            3/31/09+   9/30/08    9/30/07    9/30/06    9/30/05    9/30/04
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                      1/5/98

Net asset value, beginning of period ...................   $  10.01   $  11.86   $  10.52   $   9.82   $   9.07   $   8.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...............................       0.14       0.25       0.29       0.23       0.25       0.13
   Net realized and unrealized gains (losses) on
      investments ......................................      (2.21)     (1.81)      1.32       0.68       0.74       0.72
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      (2.07)     (1.56)      1.61       0.91       0.99       0.85
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...............................       0.21       0.29       0.27       0.21       0.24       0.13
   Net realized gains ..................................         --         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................................       0.21       0.29       0.27       0.21       0.24       0.13
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................   $   7.73   $  10.01   $  11.86   $  10.52   $   9.82   $   9.07
===========================================================================================================================
TOTAL RETURN(a) ........................................     (20.76)%   (13.44)%    15.53%      9.37%     11.00%     10.21%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ............   $ 11,518   $ 17,272   $ 19,117   $ 19,356   $ 16,969   $ 15,065
   Ratios to average net assets:
      Net investment income* ...........................       3.36%      2.27%      2.58%      2.28%      2.63%      1.42%
      Net expenses(b)* .................................       0.18%      0.19%      0.20%      0.20%      0.20%      0.20%
      Gross expenses(b)* ...............................       0.16%      0.20%      0.33%      0.20%      0.21%      0.21%
   Portfolio turnover rate .............................         32%        27%        16%         6%        11%        16%
===========================================================================================================================

                                                                                    GE AGGRESSIVE
                                                                                       STRATEGY
                                                                                         FUND

                                                            3/31/09+   9/30/08    9/30/07    9/30/06    9/30/05    9/30/04
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                      1/5/98

Net asset value, beginning of period ...................   $  11.40   $  14.00   $  12.06   $  11.07   $   9.98   $   8.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...............................       0.14       0.76       0.25       0.19       0.28       0.08
   Net realized and unrealized gains (losses) on
      investments ......................................      (3.05)     (3.08)      1.92       0.97       1.08       1.04
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......      (2.91)     (2.32)      2.17       1.16       1.36       1.12
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...............................       0.19       0.28       0.23       0.17       0.27       0.07
   Net realized gains ..................................       0.63         --         --         --         --         --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................................       0.82       0.28       0.23       0.17       0.27       0.07
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .........................   $   7.67   $  11.40   $  14.00   $  12.06   $  11.07   $   9.98
===========================================================================================================================
TOTAL RETURN(a) ........................................     (26.01)%   (16.88)%    18.20%     10.62%     13.72%     12.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ............   $  4,642   $  7,627   $  9,634   $  9,518   $  7,353   $  6,200
   Ratios to average net assets:
      Net investment income* ...........................       3.42%      2.00%      1.99%      1.64%      2.55%      0.78%
      Net expenses(b)* .................................       0.19%      0.20%      0.20%      0.20%      0.20%      0.20%
      Gross expenses(b)* ...............................       0.18%      0.20%      0.31%      0.21%      0.21%      0.21%
   Portfolio turnover rate .............................         31%        19%        18%         8%         6%        16%
===========================================================================================================================

Statement of Net Assets
--------------------------------------------------------------------------------

GE Conservative Strategy Fund
March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER
ASSETS                                                           OF SHARES       VALUE
-----------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS -- 99.4%
-----------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class A) ...............................       37,240   $    583,547
GE Fixed Income Fund (Class A) ..............................      106,437      1,195,293
GE International Equity Fund (Class A) ......................       30,692        263,646
GE Small-Cap Equity Fund (Class A) ..........................       11,953         72,555
GEI Investment Fund .........................................                       2,411
GE Money Market Fund Institutional Class ....................                     375,488
------------------------------------------------------------------------------------------
TOTAL AFFILIATED INVESTMENTS
   COST ($2,787,553) ........................................                   2,492,940
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.6%
------------------------------------------------------------------------------------------
Other Assets ................................................                      17,126
LIABILITES
   Payable to GEAM ..........................................                         405
   Other Liabilities ........................................                       2,625
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ................................                      14,096
------------------------------------------------------------------------------------------
NET ASSETS ..................................................                   2,507,036
==========================================================================================

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------
Capital paid in .............................................                   3,422,140
Undistributed net investment income .........................                       9,745
Accumulated net realized (loss) .............................                    (630,236)
Net unrealized (depreciation) on:
   Affiliated Investments ...................................                    (294,613)
------------------------------------------------------------------------------------------
NET ASSETS ..................................................                $  2,507,036
==========================================================================================

Shares outstanding (unlimited number of shares authorized) ..                     290,199
Net asset value, offering and redemption price per share ....                $       8.64

See Notes to Financial Statements.

Statement of Net Assets
--------------------------------------------------------------------------------

GE Moderate Strategy Fund
March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER
ASSETS                                                           OF SHARES       VALUE
------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS -- 99.7%
------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class A) ...............................      224,624   $  3,519,865
GE Fixed Income Fund (Class A) ..............................      306,540      3,442,444
GE International Equity Fund (Class A) ......................      234,373      2,013,260
GE Small-Cap Equity Fund (Class A) ..........................      186,109      1,129,682
GEI Investment Fund .........................................                      10,538
GE Money Market Fund Institutional Class ....................                   1,367,977
------------------------------------------------------------------------------------------
TOTAL AFFILIATED INVESTMENTS
   COST ($15,574,558) .......................................                  11,483,766
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.3%
------------------------------------------------------------------------------------------
Other Assets ................................................                      43,900
LIABILITES
   Payable to GEAM ..........................................                       1,894
   Other Liabilities ........................................                       7,318
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ................................                      34,688
------------------------------------------------------------------------------------------
NET ASSETS ..................................................                  11,518,454
==========================================================================================

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------
Capital paid in .............................................                  18,041,225
Undistributed net investment income .........................                      28,978
Accumulated net realized (loss) .............................                  (2,460,957)
Net unrealized (depreciation) on:
   Affiliated Investments ...................................                  (4,090,792)
------------------------------------------------------------------------------------------
NET ASSETS ..................................................                $ 11,518,454
==========================================================================================

Shares outstanding (unlimited number of shares authorized) ..                   1,489,753
Net asset value, offering and redemption price per share ....                $       7.73

See Notes to Financial Statements.

Statement of Net Assets
--------------------------------------------------------------------------------

GE Aggressive Strategy Fund
March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER
ASSETS                                                           OF SHARES       VALUE
------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS -- 99.4%
------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class A) ...............................       99,622   $  1,561,072
GE Fixed Income Fund (Class A) ..............................       76,914        863,749
GE International Equity Fund (Class A) ......................      121,111      1,040,343
GE Small-Cap Equity Fund (Class A) ..........................      135,477        822,345
GEI Investment Fund .........................................                       2,796
GE Money Market Fund Institutional Class ....................                     324,762
------------------------------------------------------------------------------------------
TOTAL AFFILIATED INVESTMENTS
   COST ($7,039,101) ........................................                   4,615,067
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.6%
------------------------------------------------------------------------------------------
Other Assets ................................................                      29,382
LIABILITES
   Payable to GEAM ..........................................                         760
   Other Liabilities ........................................                       1,553
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ................................                      27,069
------------------------------------------------------------------------------------------
NET ASSETS ..................................................                   4,642,136
==========================================================================================

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------
Capital paid in .............................................                   7,644,010
Undistributed net investment income .........................                       6,241
Accumulated net realized (loss) .............................                    (584,081)
Net unrealized (depreciation) on:
   Affiliated Investments ...................................                  (2,424,034)
------------------------------------------------------------------------------------------
NET ASSETS ..................................................                $  4,642,136
==========================================================================================

Shares outstanding (unlimited number of shares authorized) ..                     605,255
Net asset value, offering and redemption price per share ....                $       7.67

See Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the period ended March 31, 2009 (unaudited)

                                                                                      GE CONSERVATIVE   GE MODERATE   GE AGGRESSIVE
                                                                                          STRATEGY        STRATEGY       STRATEGY
                                                                                            FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   AFFILIATED INCOME:
      Dividend ....................................................................   $        17,429   $   148,490   $      77,865
      Interest ....................................................................            25,748        82,735          20,259
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...................................................................            43,177       231,225          98,124
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ............................................             2,525        13,039           5,438
      Transfer agent fees .........................................................                --            10              --
      Trustees fees ...............................................................                66           272             111
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ............................................             2,591        13,321           5,549
------------------------------------------------------------------------------------------------------------------------------------
      Less: Expenses waived or borne by the adviser ...............................               (66)         (282)           (111)
      Less: Expenses reimbursed by the adviser ....................................              (363)       (1,367)           (312)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses ................................................................             2,162        11,672           5,126
------------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME .......................................................            41,015       219,553          92,998
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Realized loss on affiliated investments .....................................          (544,586)   (1,244,951)       (524,810)
      Change in unrealized appreciation/(depreciation) on
         affiliated investments ...................................................            56,809    (2,507,426)     (1,524,343)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized (loss) on affiliated investments ................          (487,777)   (3,752,377)     (2,049,153)
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $      (446,762)  $(3,532,824)  $  (1,956,155)
====================================================================================================================================

See Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         GE CONSERVATIVE                    GE MODERATE
                                                                             STRATEGY                         STRATEGY
                                                                               FUND                             FUND

                                                                 SIX MONTHS ENDED       YEAR      SIX MONTHS ENDED        YEAR
                                                                      3/31/09          ENDED          3/31/09            ENDED
                                                                    (UNAUDITED)       9/30/08       (UNAUDITED)         9/30/08
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..................................   $         41,015   $    90,953   $        219,553   $    428,229
      Net realized gain (loss) on affiliated investments .....           (544,586)      131,127         (1,244,951)     1,746,403
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on affiliated investments ............             56,809      (541,107)        (2,507,426)    (4,845,667)
----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ................           (446,762)     (319,027)        (3,532,824)    (2,671,035)
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..................................            (83,800)      (98,329)          (354,314)      (474,438)
      Net realized gains .....................................            (63,941)           --                 --             --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................           (147,741)      (98,329)          (354,314)      (474,438)
----------------------------------------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations
         and distributions ...................................           (594,503)     (417,356)        (3,887,138)    (3,145,473)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ...........................            879,607     1,643,058            883,867      4,274,065
      Value of distributions reinvested ......................            147,741        98,328            354,314        474,435
      Cost of shares redeemed ................................         (1,313,738)   (1,028,268)        (3,104,948)    (3,447,738)
----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from share transactions ........           (286,390)      713,118         (1,866,767)     1,300,762
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ................           (880,893)      295,762         (5,753,905)    (1,844,711)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of Year .........................................          3,387,929     3,092,167         17,272,359     19,117,070
----------------------------------------------------------------------------------------------------------------------------------
   End of Year ...............................................   $      2,507,036   $ 3,387,929   $     11,518,454   $ 17,272,359
==================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR .............   $          9,745   $    52,530   $         28,978   $    163,739

CHANGES IN FUND SHARES

Shares sold by subscription ..................................             99,079       143,733            109,198        382,961
Shares issued for distributions reinvested ...................             16,544         8,404             43,315         41,112
Shares redeemed ..............................................           (144,215)      (90,058)          (387,761)      (310,463)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......................            (28,592)       62,079           (235,248)       113,610
==================================================================================================================================

                                                                          GE AGGRESSIVE
                                                                            STRATEGY
                                                                              FUND

                                                                 SIX MONTHS ENDED        YEAR
                                                                      3/31/09           ENDED
                                                                    (UNAUDITED)        9/30/08
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..................................   $         92,998   $     179,173
      Net realized gain (loss) on affiliated investments .....           (524,810)        996,365
      Net increase (decrease) in unrealized appreciation/
         (depreciation) on affiliated investments ............         (1,524,343)     (2,773,139)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations ................         (1,956,155)     (1,597,601)
--------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..................................           (123,877)       (196,461)
      Net realized gains .....................................           (414,143)             --
--------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................           (538,020)       (196,461)
--------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations
         and distributions ...................................         (2,494,175)     (1,794,062)
--------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ...........................            520,704       2,123,930
      Value of distributions reinvested ......................            538,020         196,459
      Cost of shares redeemed ................................         (1,549,072)     (2,534,033)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) from share transactions ........           (490,348)       (213,644)
--------------------------------------------------------------------------------------------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ................         (2,984,523)     (2,007,706)
--------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of Year .........................................          7,626,659       9,634,365
--------------------------------------------------------------------------------------------------
   End of Year ...............................................   $      4,642,136   $   7,626,659
==================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR .............   $          6,241   $      37,120

CHANGES IN FUND SHARES

Shares sold by subscription ..................................             61,423         162,293
Shares issued for distributions reinvested ...................             65,215          14,445
Shares redeemed ..............................................           (190,435)       (195,913)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......................            (63,797)        (19,175)
==================================================================================================

See Notes to Financial Statements.

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS

GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Massachusetts business trust on June 21, 1996, and is authorized to issue an unlimited number of shares. It currently comprises six investment funds (each a "Fund" and collectively the "Funds"), three of which are included in a separate report. Each Fund operates as a "fund-of-funds" in that it makes investments in a select group of underlying GE Funds and cash equivalents suited to the Fund's particular investment objective. The objectives of the funds are as follows:

GE Conservative Strategy Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 38% to 52% of its net assets in equity funds and 48% to 58% in fixed income funds.

GE Moderate Strategy Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 55% to 75% of its net assets in equity funds and 25% to 41% in fixed income funds.

GE Aggressive Strategy Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 74% to 91% of its net assets in equity funds and 9% to 22% in fixed income funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. Investments in the underlying GE Funds are valued at the net asset value (NAV) per share class of each underlying GE Funds, as calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The underlying GE Funds' portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

An underlying GE Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. All portfolio securities of the GE Money Market Fund and any short-term securities held by any other underlying GE Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the underlying GE Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the underlying GE Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which an underlying GE Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Capital gain distributions from investments in the underlying GE Funds are included in the Statement of Operations in realized gain/loss on investments. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS The Funds adopted FASB Statement No. 157, FAIR VALUE MEASUREMENTS (FAS 157). FAS 157 establishes a single definition of fair value, a framework for measuring fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the funds' investments. These inputs are classified into three broad levels:

Level 1 includes quoted prices in active markets of securities identical to those of the Funds.

Level 2 includes: 1) quoted prices in active markets for similar securities to those of the Funds; 2) quoted prices for identical or similar securities to those of the Funds that trade in markets in which there are few transactions or the quoted prices are not current; 3) prices based on observable market data such as interest rates and yield curves, volatilities, bond prepayment speeds, and credit risk and; 4) prices based principally on observable market data by use of correlation techniques or other means.

Level 3 includes unobservable market inputs used to fair value securities. These inputs are based on assumptions that market participants would use to price securities and may include the adviser's own assumptions.

Other financial instruments are derivative instruments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

GE LIFESTYLE CONSERVATIVE STRATEGY FUND

                                                               Level 1       Level 2     Level 3        Total
-----------------------------------------------------------------------------------------------------------------
Investments in Securities                                   $   2,490,529   $   2,411   $      --   $   2,492,940
Other Financial Instruments                                            --          --          --              --

GE LIFESTYLE MODERATE STRATEGY FUND

                                                               Level 1       Level 2     Level 3        Total
-----------------------------------------------------------------------------------------------------------------
Investments in Securities                                   $  11,473,228   $  10,538   $      --   $  11,483,766
Other Financial Instruments                                            --          --          --              --

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

GE LIFESTYLE AGGRESSIVE STRATEGY FUND

                                                               Level 1       Level 2     Level 3       Total
-----------------------------------------------------------------------------------------------------------------
Investments in Securities                                   $   4,612,271   $   2,796   $      --   $   4,615,067
Other Financial Instruments                                            --          --          --              --

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

INVESTMENTS IN FOREIGN MARKETS Each Fund is subject to the investment risk associated with an investment in the underlying GE Funds, some of which may invest in foreign securities. Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At March 31, 2009, information on the tax cost of investments is as follows:

                                                      COST OF         GROSS TAX      GROSS TAX    NET TAX APPRECIATION/
                                                    INVESTMENTS      UNREALIZED     UNREALIZED      (DEPRECIATION) ON
                                                 FOR TAX PURPOSES   APPRECIATION   DEPRECIATION        INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
GE Conservative Strategy Fund                    $      3,130,467   $         --   $   (637,527)  $            (637,527)
GE Moderate Strategy Fund                              15,660,207             --     (4,176,441)             (4,176,441)
GE Aggressive Strategy Fund                             7,098,373             --     (2,483,306)             (2,483,306)

As of September 30, 2008, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2008, GE Conservative Strategy Fund, GE Moderate Strategy Fund and GE Aggressive Strategy Fund utilized capital loss carryovers in the amount of $108,075; $1,639,938 and $485,197, respectively.

FUND                                                AMOUNT      EXPIRES
------------------------------------------------------------------------
GE Conservative Strategy Fund                    $        --          --
------------------------------------------------------------------------
GE Moderate Strategy Fund                            461,292    09/30/11
                                                     411,800    09/30/12
------------------------------------------------------------------------
GE Aggressive Strategy Fund                               --          --

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

The Funds did not incur net capital or currency losses after October 31, 2007.

The tax composition of distributions paid during the year ended September 30, 2008 and September 30, 2007 were as follows:

                                                 YEAR ENDED SEPTEMBER 30, 2008
                                                 -----------------------------
                                                   ORDINARY        LONG-TERM
                                                    INCOME       CAPITAL GAINS
------------------------------------------------------------------------------
GE Conservative Strategy Fund                    $     98,329   $           --
GE Moderate Strategy Fund                             474,438               --
GE Aggressive Strategy Fund                           196,461               --

                                                 YEAR ENDED SEPTEMBER 30, 2007
                                                 -----------------------------
                                                   ORDINARY        LONG-TERM
                                                    INCOME       CAPITAL GAINS
------------------------------------------------------------------------------
GE Conservative Strategy Fund                    $    104,350   $           --
GE Moderate Strategy Fund                             490,390               --
GE Aggressive Strategy Fund                           186,705               --

On October 1, 2007, the Fund adopted FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

DISTRIBUTIONS TO SHAREHOLDERS The Funds declare and pay dividends of investment income and net realized capital gains annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

There were no reclassifications for the period ended March 31, 2009.

INVESTMENT INCOME Income and capital gain distributions from underlying GE Funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Interest income on the Statement of Operations includes interest income earned by the short-term investments of the Funds.

EXPENSES The Funds pay a fee to (GEAM), a wholly-owned subsidiary of General Electric Company, for the Funds' advisory and administration services. This fee includes normal operating expenses payable by the Funds, except for fees and expenses of the Trust's independent Trustees, transfer agent fees, brokerage fees and commissions, and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administration fees payable to GEAM by each Fund are calculated at the annual rate of 0.20%.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

OTHER For the period ended March 31, 2009, the Trust was informed that GE Investment Distributors, Inc., acting as underwriter, did not receive commissions from the sale of the Funds' shares.

4. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of the underlying GE Funds, excluding short-term investments, for the period ended March 31, 2009 were as follows:

                                                         PURCHASES      SALES
--------------------------------------------------------------------------------
GE Conservative Strategy Fund                           $1,170,838   $1,655,686
GE Moderate Strategy Fund                                3,939,694    5,765,925
GE Aggressive Strategy Fund                              1,660,714    2,355,594

5. BENEFICIAL INTEREST

The schedule below shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders at March 31, 2009.

                                 5% OR GREATER SHAREHOLDERS
                                 --------------------------
                                                  % OF          % OF FUND HELD
                                     NUMBER     FUND HELD     BY GE AFFILIATES*
--------------------------------------------------------------------------------
GE Moderate Strategy Fund               1          100%             100%

Investment activities of these shareholders could have a material impact on these Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.

6. OTHER INFORMATION

Due to concentrated investments in the GE U.S. Equity Fund, GE Fixed Income Fund, GE International Equity Fund, and GE Small-Cap Equity Fund, the following financial highlights disclosure will provide additional information relevant to the investments.

                                                                               GE U.S. EQUITY FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                                                        3/31/09+      9/30/08       9/30/07    9/30/06    9/30/05    9/30/04
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                               --            --            --         --         --     1/5/93
Net asset value, beginning of period ...............   $  22.74      $  31.03      $  30.00   $  28.69   $  26.41   $  24.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (b) .......................       0.13          0.22          0.34       0.29       0.36       0.20
   Net realized and unrealized gains (losses)
      on investments ...............................      (6.72)        (5.27)         4.27       2.76       2.11       2.19
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .....      (6.59)        (5.05)         4.61       3.05       2.47       2.39
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ...........................       0.23          0.25          0.42       0.46       0.19       0.17
   Net realized gains ..............................       0.24          2.99          3.16       1.28         --         --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................       0.47          3.24          3.58       1.74       0.19       0.17
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .....................   $  15.68      $  22.74      $  31.03   $  30.00   $  28.69   $  26.41
=============================================================================================================================

TOTAL RETURN(a) ....................................     (29.05)%      (17.86)%       16.59%     11.13%      9.40%      9.87%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $160,377      $236,786      $316,324   $298,764   $339,327   $337,920
   Ratios to average net assets:
      Net investment income* .......................       1.52%         0.85%         1.15%      1.00%      1.28%      0.77%
      Net expenses* ................................       0.87%(d)      0.79%(d)      0.76%      0.80%      0.78%      0.78%
      Gross expenses* ..............................       0.87%         0.79%         0.76%      0.80%      0.78%      0.78%
   Portfolio turnover rate .........................         26%           55%           53%        46%        36%        29%
-----------------------------------------------------------------------------------------------------------------------------

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                               GE FIXED INCOME FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                                                        3/31/09+      9/30/08       9/30/07    9/30/06    9/30/05    9/30/04
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                               --            --            --         --         --     1/5/93
Net asset value, beginning of period ...............   $  11.44      $  11.84      $  11.90   $  12.12   $  12.56   $  12.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (b) .......................       0.23          0.50          0.61       0.57       0.48       0.41
   Net realized and unrealized gains (losses)
      on investments ...............................      (0.22)        (0.40)        (0.07)     (0.20)     (0.22)     (0.04)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS: ...........       0.01          0.10          0.54       0.37       0.26       0.37
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ...........................       0.22          0.50          0.60       0.56       0.47       0.42
   Net realized gains ..............................       0.00(c)       0.00(c)         --       0.03       0.23       0.17
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................       0.22          0.50          0.60       0.59       0.70       0.59
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .....................   $  11.23      $  11.44      $  11.84   $  11.90   $  12.12   $  12.56
=============================================================================================================================

TOTAL RETURN(a) ....................................       0.14%         0.73%         4.77%      3.13%      2.11%      2.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $105,716      $115,933      $121,475   $130,779   $142,688   $153,014
   Ratios to average net assets:
     Net investment income* ........................       4.08%         4.19%         5.10%      4.84%      3.85%      3.30%
     Net expenses* .................................       0.87%(d)      0.84%(d)      0.82%      0.80%      0.80%      0.78%
     Gross expenses* ...............................       0.91%         0.85%         0.83%      0.86%      0.81%      0.79%
   Portfolio turnover rate .........................        181%          467%          385%       337%       311%       363%
-----------------------------------------------------------------------------------------------------------------------------

                                                                               GE INTERNATIONAL EQUITY FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                                                        3/31/09+      9/30/08       9/30/07    9/30/06    9/30/05    9/30/04
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                               --            --            --         --         --     3/2/94
Net asset value, beginning of period ...............   $  16.20      $  25.05      $  18.79   $  15.87   $  12.73   $  10.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (b) ................       0.02          0.43          0.23       0.16       0.14       0.09
   Net realized and unrealized gains (losses)
      on investments ...............................      (5.38)        (6.59)         6.21       2.90       3.07       2.11
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS: ....      (5.36)        (6.16)         6.44       3.06       3.21       2.20
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ...........................       0.39          0.23          0.16       0.14       0.07       0.05
   Net realized gains ..............................       1.86          2.46          0.02         --         --         --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................       2.25          2.69          0.18       0.14       0.07       0.05
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .....................   $   8.59      $  16.20      $  25.05   $  18.79   $  15.87   $  12.73
=============================================================================================================================

TOTAL RETURN(a) ....................................     (34.82)%      (27.35)%       34.50%     19.38%     25.32%     20.88%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $ 25,703      $ 48,250      $ 56,956   $ 40,564   $ 28,881   $ 23,144
   Ratios to average net assets:
     Net investment income (loss)* .................       0.46%         2.02%         1.06%      0.90%      0.97%      0.69%
     Net expenses* .................................       1.54%(d)      1.37%(d)      1.45%      1.58%      1.42%      1.58%
     Gross expenses* ...............................       2.00%         1.51%         1.45%      1.58%      1.43%      1.58%
   Portfolio turnover rate .........................         37%           39%           38%        39%        66%        31%
-----------------------------------------------------------------------------------------------------------------------------

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                      GE SMALL-CAP EQUITY FUND CLASS A
----------------------------------------------------------------------------------------------------------------------------
                                                     3/31/09+      9/30/08       9/30/07    9/30/06     9/30/05    9/30/04
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE .................................          --            --            --         --          --    9/30/98
Net asset value, beginning of period ...........   $   10.73     $   16.13     $   16.16   $  15.70   $   14.87   $  12.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (b) ............       (0.01)        (0.00)(c)     (0.01)     (0.02)       0.04      (0.06)
   Net realized and unrealized gains
     (losses) on investments ...................       (3.79)        (2.43)         2.24       1.03        2.89       2.26
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
   OPERATIONS ..................................       (3.80)        (2.43)         2.23       1.01        2.93       2.20
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .......................        0.00(c)       0.00(c)         --       0.02          --         --
   Net realized gains ..........................        0.86          2.97          2.26       0.53        2.10         --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................        0.86          2.97          2.26       0.55        2.10         --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................   $    6.07     $   10.73     $   16.13   $  16.16   $   15.70   $  14.87
============================================================================================================================

TOTAL RETURN(a) ................................      (35.78)%      (17.68)%       14.87%      6.60%      20.87%     17.36%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....   $  25,172     $  42,271     $  58,523   $ 59,397   $  56,235   $ 48,852
   Ratios to average net assets:
      Net investment income (loss)* ............       (0.15%)        0.03%        (0.03%)    (0.13%)      0.26%     (0.38%)
      Net expenses* ............................        2.05%(d)      1.37%(d)      1.24%      1.21%       1.21%      1.24%
      Gross expenses* ..........................        2.14%         1.38%         1.24%      1.21%       1.21%      1.25%
   Portfolio turnover rate .....................          31%           60%           37%        38%         34%        93%
----------------------------------------------------------------------------------------------------------------------------

NOTES TO OTHER INFORMATION
--------------------------

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER.

(b) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(c)  LESS THAN $0.01 PER SHARE.

(d) INCLUDES WAIVER OF MANAGEMENT FEE WITH RESPECT TO THE FUND'S INVESTMENT IN THE GE MONEY MARKET FUND.

*    ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

+    UNAUDITED

Advisory Agreement Approval (unaudited)
--------------------------------------------------------------------------------

The Board of Directors of the GE LifeStyle Funds (the "Board"), including the independent Board members, considered and unanimously approved the continuance of each Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 5 and December 12, 2008.

On December 12, 2008, the Board also approved a Plan of Dissolution, Liquidation and Termination for the Funds under which the assets of each Fund are expected to be liquidated on or before June 30, 2009 and the cash proceeds will be distributed thereafter on a pro rata basis to Fund shareholders. A participant in a defined contribution plan (such as a 401(k) plan) may continue to purchase shares of the Funds through that plan until either the date that the Funds cease to be an investment option under the plan or the date of the Funds' liquidation, whichever is earlier.

In considering whether to approve the continuance of each Fund's investment advisory agreement, the Board, including the independent Board members, considered and discussed a substantial amount of information and analyses provided, at the Board's request, by GEAM. The Board also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund's advisory agreement, the Board members reviewed the information with management of GEAM and independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members also had an opportunity to discuss this information with GEAM managers (including senior executives and representatives from the legal, compliance and finance departments, and investment personnel). The Board members posed questions to GEAM representatives and engaged in substantive discussions with them concerning GEAM's investment processes.

In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED

The Board reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance;
(ii) effective processes used for determining investment targets and ranges and, with respect to Fund administration, effective processes used for providing controllership and compliance functions; (iii) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The

Advisory Agreement Approval (unaudited)
--------------------------------------------------------------------------------

Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUNDS

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of each of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM about its investment processes, focusing on each Fund's investment objective, the number and experience of portfolio management and supporting investment personnel and the investment style and approach employed by GEAM, in light of current market conditions. The Board members discussed GEAM's investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board members, including the independent Board members, concluded that each Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUNDS

The Board members considered the management fees paid to GEAM by the Funds and the cost of the services provided to the Funds by GEAM. The Board members reviewed the information they had requested from GEAM concerning their profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each of the Funds. GEAM reviewed with the Board the Funds' unitary fee structure where GEAM (and not the Funds) bears most of the Funds' operating expenses and GEAM's agreement to voluntarily pay certain other operating expenses, therefore affecting GEAM's profitability. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested.

Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Funds was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS EACH FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE

The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM reviewed with the Board members that GEAM generally charged comparatively lower fees to the Funds since inception and that GEAM (and not the Funds) has borne most of the Funds' operating expenses. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure, generally lower Fund fees and subsidies of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Advisory Agreement Approval (unaudited)
--------------------------------------------------------------------------------

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID

The Board discussed the services to be provided to the Funds by GEAM and the fees charged to the Funds for those services. The Board members reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that GEAM's figures were within the applicable peer group ranges and therefore the Funds are generally charged competitive rates in comparison to their peers. The Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS

The Board considered actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including where applicable soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that renewal of each Fund's advisory agreement was in the best interests of the Funds and their shareholders.

Additional Information (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 59

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing at GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999; Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 48

POSITION(S) HELD WITH FUND Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds, GE Institutional Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 49

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

--------------------------------------------------------------------------------
JEANNE M. LA PORTA
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 43

POSITION(S) HELD WITH FUND Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

Additional Information (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE 62

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Diocesan of Brooklyn & Queens since 2001; Gregorian University Foundation Since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE 61

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE 73

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

----------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

GE LIFESTYLE FUNDS
Judith A. Studer

PORTFOLIO MANAGERS OF THE UNDERLYING GE FUNDS

GE INTERNATIONAL EQUITY FUND
Team led by Ralph R. Layman

GE SMALL-CAP EQUITY FUND
David Wiederecht

Sub-advisers:

Palisade Capital Management, L.L.C.
Jack Feiler
Jeffrey Schwartz
Dennison Veru

Champlain Investment Partners, LLC
Team led by Scott T. Brayman

GlobeFlex Capital, LP
Team led by Robert J. Anslow, Jr.

SouthernSun Asset Management, Inc.
Team led by Michael W. Cook

GE U.S. EQUITY FUND
Team led by:
George A. Bicher
Stephen V. Gelhaus
Thomas R. Lincoln
Paul C. Reinhardt

GE FIXED INCOME FUND
Team led by Paul Colonna

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

CUSTODIAN

State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER
Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS AND INTERMEDIARY BUSINESS
Kathryn D. Karlic, PRESIDENT - INSTITUTIONAL SALES AND MARKETING
Ralph R. Layman, PRESIDENT AND CO-CHIEF INVESTMENT OFFICER - INTERNATIONAL EQUITIES
Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY
Judith M. Studer, PRESIDENT AND CO-CHIEF INVESTMENT OFFICER - U.S. EQUITIES Donald W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS
John J. Walker, EVP, CHIEF OPERATING OFFICER
David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900

WWW.GEAM.COM

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEAM.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEAM.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------

                                                                 GE LSS-2 (3/09)

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT








GE LifeStyle Funds

GE ALLOCATION FUNDS
--------------------------
GE CONSERVATIVE ALLOCATION FUND
GE MODERATE ALLOCATION FUND
GE AGGRESSIVE ALLOCATION FUND

CURRENT AND PROSPECTIVE INVESTORS IN THE GE ALLOCATION FUNDS SHOULD NOTE THAT THESE FUNDS WILL BE LIQUIDATED ON OR AROUND JUNE 30, 2009. A PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION HAS BEEN ADOPTED FOR THE GE CONSERVATIVE ALLOCATION FUND, GE MODERATE ALLOCATION FUND AND GE AGGRESSIVE ALLOCATION FUND. UNDER THE PLAN, THE ASSETS OF EACH FUND WILL BE LIQUIDATED ON OR BEFORE THAT DATE AND THE CASH PROCEEDS DISTRIBUTED AFTERWARDS ON A PRO RATA BASIS TO SHAREHOLDERS.

A PARTICIPANT IN A DEFINED CONTRIBUTION PLAN (SUCH AS A 401(K) PLAN) MAY CONTINUE TO PURCHASE SHARES OF THE FUNDS THROUGH THAT PLAN UNTIL EITHER THE DATE THAT THE FUNDS ARE NO LONGER AN INVESTMENT OPTION WITHIN THE PLAN OR THE FUNDS' LIQUIDATION DATE, WHICHEVER IS EARLIER.

Semi-Annual Report
MARCH 31, 2009

[GE LOGO]

GE LifeStyle Funds
--------------------------------------------------------------------------------

Table of Contents

NOTES TO PERFORMANCE .....................................................    1

PERFORMANCE SUMMARY

   GE Conservative Allocation Fund........................................    2

   GE Moderate Allocation Fund ...........................................    5

   GE Aggressive Allocation Fund .........................................    8

   Portfolio Management Team .............................................   11

FINANCIAL STATEMENTS

   Financial Highlights ..................................................   12

   Statements of Net Assets ..............................................   14

   Statements of Operations ..............................................   17

   Statements of Changes in Net Assets....................................   18

   Notes to Financial Statements .........................................   19

ADVISORY AGREEMENT APPROVAL ..............................................   26

ADDITIONAL INFORMATION ...................................................   29

INVESTMENT TEAM ..........................................................   32

This report has been prepared for the shareholders of the GE LifeStyle Funds. It is not authorized for use as an offer of sale, or a solicitation of an offer to buy shares of the GE LifeStyle Funds unless accompanied with or preceded by the current Prospectus of the GE LifeStyle Funds and the current Prospectus of the underlying GE Funds.

Notes to Performance                                  March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

Total returns are historical and take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Past performance is not indicative of future results of a Fund. Investment returns and net asset value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of both the Funds and the underlying GE Funds on an annualized basis for the period between January 29, 2008 to January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements were not renewed at the end of their term on January 29, 2009.

       OTHER OPERATING EXPENSE LIMITS OF THE UNDERLYING GE FUNDS
     -------------------------------------------------------------
       GE U.S. Equity Fund                                  0.50%
       GE Fixed Income Fund                                 0.30%
       GE International Equity Fund                         0.29%
       GE Small-Cap Equity Fund                             0.75%

Additional information about the expense limitations is contained in Footnote 3 to the Financial Statements.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed-rate bond market. The Russell 2000(R) Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

Total returns for the Composite Index are derived by applying the current target allocations for each underlying GE Fund to the results of the corresponding benchmarks for the domestic equity market, the S&P 500(R) Index and the Russell 2000(R) Index; for the international equity market, the MSCI(R) EAFE(R) Index; for the fixed income bond market, the Barclays Capital U.S. Aggregate Bond Index; and for cash and cash equivalents, the 90 Day T-Bill.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Allocation Funds and a wholly owned subsidiary of GEAM, the investment adviser of the Funds.

GE Conservative Allocation Fund                  Performance Summary (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

           GE CONSERVATIVE                                       BARCLAYS CAPITAL U.S.                   RUSSELL        COMPOSITE
           ALLOCATION FUND    MSCI EAFE INDEX    S&P 500 INDEX   AGGREGATE BOND INDEX   90 DAY T-BILL    2000 INDEX     INDEX (C)
 03/99         10,000.00         10,000.00        10,000.00          10,000.00           10,000.00       10,000.00      10,000.00
 09/99         10,108.27         10,704.15        10,037.30           9,979.39           10,232.22       10,821.72      10,136.89
 09/00         11,101.54         11,044.54        11,366.61          10,677.00           10,821.38       13,369.54      11,097.18
 09/01         10,771.33          7,875.83         8,336.44          12,059.98           11,311.51       10,542.45      10,374.95
 09/02         10,417.59          6,652.80         6,628.31          13,096.71           11,512.62        9,572.43       9,983.35
 09/03         11,496.72          8,383.08         8,248.26          13,805.21           11,643.23       13,071.78      11,444.80
 09/04         12,396.45         10,234.15         9,392.55          14,312.98           11,773.56       15,525.31      12,520.46
 09/05         13,344.23         12,874.02        10,543.27          14,713.03           12,096.45       18,303.97      13,638.37
 09/06         14,380.79         15,340.77        11,681.48          15,253.08           12,648.83       20,118.07      14,719.53
 09/07         16,140.31         19,155.25        13,602.18          16,036.44           13,261.38       22,597.13      16,332.96
 09/08         14,737.24         13,313.63        10,612.99          16,622.13           13,551.62       19,323.36      14,923.56
 03/09         12,798.81          9,171.91         7,371.91          17,403.44           13,568.53       12,141.38      13,197.53


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/09*
--------------------------------------------------------------------------------

                                                               TARGET     ACTUAL
                                                              -------    -------
GE Fixed Income Fund                                           47.00%     47.85%
GE U.S. Equity Fund                                            24.00%     23.38%
GE International Equity Fund                                   11.00%     10.55%
GE Small-Cap Equity Fund                                        3.00%      2.91%
GE Money Market Fund & Other +                                 15.00%     15.31%
--------------------------------------------------------------------------------
Total                                                         100.00%    100.00%
--------------------------------------------------------------------------------

+ BASED ON CURRENT MARKET CONDITIONS, THE PORTFOLIO MANAGER ANTICIPATES THAT THE FUND MAY CONTINUE TO EXCEED NORMAL CASH LEVEL.

AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2009)
--------------------------------------------------------------------------------

                                                                    ENDING VALUE
                            SIX         ONE       FIVE      TEN     OF A $10,000
                           MONTHS      YEAR       YEAR     YEAR      INVESTMENT
--------------------------------------------------------------------------------
GE CONSERVATIVE
   ALLOCATION FUND        (13.15)%   (18.94)%    0.59%     2.50%      $12,799
MSCI EAFE Index           (31.11)%   (46.51)%   (2.18)%   (0.86)%     $ 9,172
S&P 500 Index             (30.54)%   (38.09)%   (4.76)%   (3.00)%     $ 7,372
Barclays Capital U.S.
   Aggregate Bond Index     4.70%      3.13%     4.13%     5.70%      $17,403
90 Day T-Bill               0.12%      0.91%     3.01%     3.10%      $13,569
Russell 2000 Index        (37.17)%   (37.50)%   (5.26)%    1.96%      $12,141
Composite Index (C) **    (11.57)%   (17.08)%    1.11%     2.81%      $13,198
--------------------------------------------------------------------------------

*     AS A PERCENTAGE OF NET ASSETS

** THE COMPOSITE INDEX IS DERIVED BY APPLYING THE CURRENT TARGET ALLOCATIONS FOR EACH UNDERLYING GE FUND TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS. PRIOR TARGET ALLOCATIONS WERE DIFFERENT AND WOULD YIELD A DIFFERENT RESULT.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The GE LifeStyle Conservative Allocation Fund returned -13.15% for the six-month period ended March 31, 2009. The Fund's Composite Index returned -11.57% and the Lipper peer group of 536 Mixed-Asset Target Allocation Moderate Funds returned -18.12% for the same period. Please see the adjacent chart for performance of the indices included in the composite.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, conservative investment strategy and is structured with a conservative target weighting in equities relative to fixed income. The Fund's target equity allocation is 45%, with U.S. Equities accounting for 33% of the Fund, 28% to large-cap core equities and 5% to small-cap equities. The target allocation to core international equities is 12% of the Fund. The Fund's target allocation to fixed income securities is 53% and the target allocation to cash and cash equivalents is 2%. Due to the balanced approach of the Fund, the results are compared to a Composite Index, which is made up of the benchmarks of the underlying GE Funds, and includes the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, and the 90-Day T-Bill.

Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to underweight U.S. and international equities and overweight cash. The underweight in fixed income detracted from performance. Also contributing to overall Fund relative performance were the outperformance of the underlying GE U.S. Equity Fund, the GE Small-Cap Equity Fund, and the GE Money Market Fund versus their respective benchmarks. The performance of the GE International Equity Fund and the GE Fixed Income Fund versus their respective benchmarks detracted from relative performance.

The GE U.S. Equity Fund outperformed its benchmark, the S&P 500 Index, over the last six months. A continued emphasis on high quality large-cap stocks protected the Fund from the full effect of the period's market declines. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and technology to fund this move, although technology remained the Fund's largest overweight at March 31. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was another key contributor, with solid rebounds among our metals and mining holdings in the second half of the period, as investors began turning toward oversold commodities stocks. Our worst performing sectors were telecommunications and energy. By the end of the period, we were underweight health care and our largest underweights were in consumer staples and industrials.

We continued to emphasize financially strong companies that the investment team believes will have the potential to survive and grow market share in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors. We maintained a

GE Conservative Allocation Fund                  Performance Summary (unaudited)
--------------------------------------------------------------------------------

consistent emphasis on companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the U.S. equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downtrend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of Fed and Treasury actions might provide an effective backstop to the ailing financial sector. Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. However, it is our view that the economic recovery will be muted by historical standards and thus we remain defensive.

In the fourth quarter of 2008, several changes were made to the GE Small-Cap Equity Fund. Most notable was the change from a single sub-adviser to a multiple sub-adviser format. This structure should provide greater investment diversification by exposing the Fund to investment managers with different investment styles while also allowing ample capacity for future asset growth. We believe that this change provides a better opportunity to enhance performance of the Fund against both its benchmark and its small-cap equity peers over the long-term.

The GE Small-Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, during the six months since restructuring to a multiple sub-adviser structure. Strong security selection from a number of the Fund's sub-advisers drove positive relative performance versus the benchmark. An underweight position and strong security selection within financials was the largest positive contributor to performance over the last six months. The Fund's holdings in the materials & processing and autos & transportation sectors also added to performance during the period. Poor security selection in consumer staples, the best performing sector within the benchmark, detracted from performance during the period. The health care sector was another area of weakness in the portfolio.

The GE International Equity Fund underperformed its MSCI EAFE benchmark over the period. Much of the under-performance came from holdings in the financial sector where, after the Lehman collapse, little escaped unscathed. Positive attribution derived from holdings in the materials and technology sectors. By the end of the period the underweight in both consumer discretionary and energy stocks had been reduced, as had the overweight in consumer staples. The more defensive food retail and manufacturer stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current, attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

Although the markets had experienced several major crises in the previous 12 to 15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by governments to shore up the financial system. The combination of dwindling liquidity, tighter credit, and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

The GE Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The main drivers of Fund performance relative to the benchmark were the exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on performance. Holdings in short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer with their marked to market pricing. Positively, the portfolio duration was longer than the benchmark for most of the period, which enhanced performance as rates fell.

Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

GE Conservative Allocation Fund               Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, professional fees, and administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2008 - MARCH 31, 2009
--------------------------------------------------------------------------------

                                 ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE         EXPENSES PAID
                              BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------
Actual Fund Return**                   1,000.00                     868.47                   0.79
----------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)               1,000.00                   1,023.80                   0.86
----------------------------------------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.17% (FOR THE PERIOD OCTOBER 01, 2008 - MARCH 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**    ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009 WAS
      (-13.15)%.

See Notes to Financial Statements.

GE Moderate Allocation Fund                      Performance Summary (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

            GE MODERATE        MSCI EAFE     S&P 500    BARCLAYS CAPITAL U.S.                      RUSSELL       COMPOSITE
           ALLOCATION FUND       INDEX        INDEX     AGGREGATE BOND INDEX     90 DAY T-BILL    2000 INDEX     INDEX (M)
           ---------------     ---------     -------    --------------------     -------------    ----------     ----------
03/99         10,000.00         10,000.00    10,000.00       10,000.00            10,000.00      10,000.00       10,000.00
09/99         10,146.48         10,704.15    10,037.30        9,979.39            10,232.22      10,821.72       10,280.76
09/00         11,196.89         11,044.54    11,366.61       10,677.00            10,821.38      13,369.54       11,361.40
09/01         10,093.59          7,875.83     8,336.44       12,059.98            11,311.51      10,542.45        9,675.20
09/02          9,281.32          6,652.80     6,628.31       13,096.71            11,512.62       9,572.43        8,906.79
09/03         10,461.90          8,383.08     8,248.26       13,805.21            11,643.23      13,071.78       10,737.18
09/04         11,547.28         10,234.15     9,392.55       14,312.98            11,773.56      15,525.31       12,103.29
09/05         12,854.87         12,874.02    10,543.27       14,713.03            12,096.45      18,303.97       13,576.20
09/06         14,118.20         15,340.77    11,681.48       15,253.08            12,648.83      20,118.07       14,934.79
09/07         16,373.68         19,155.25    13,602.18       16,036.44            13,261.38      22,597.13       16,971.53
09/08         14,158.39         13,313.63    10,612.99       16,622.13            13,551.62      19,323.36       14,630.38
03/09         11,249.40          9,171.91     7,371.91       17,403.44            13,568.53      12,141.38       11,872.84


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/09*
--------------------------------------------------------------------------------

                                                               TARGET     ACTUAL
                                                              -------    -------
GE U.S. Equity Fund                                            31.00%     31.28%
GE Fixed Income Fund                                           29.00%     28.82%
GE International Equity Fund                                   18.00%     18.10%
GE Small-Cap Equity Fund                                       10.00%     10.20%
GE Money Market Fund & Other+                                  12.00%     11.60%
--------------------------------------------------------------------------------
Total                                                         100.00%    100.00%
--------------------------------------------------------------------------------

+ BASED ON CURRENT MARKET CONDITIONS, THE PORTFOLIO MANAGER ANTICIPATES THAT THE FUND MAY CONTINUE TO EXCEED NORMAL CASH LEVEL.

AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2009)
--------------------------------------------------------------------------------

                                                                    ENDING VALUE
                            SIX         ONE       FIVE      TEN     OF A $10,000
                           MONTHS      YEAR       YEAR     YEAR      INVESTMENT
--------------------------------------------------------------------------------
GE MODERATE
   ALLOCATION FUND        (20.55)%   (27.51)%   (0.64)%    1.18%      $11,249
MSCI EAFE Index           (31.11)%   (46.51)%   (2.18)%   (0.86)%     $ 9,172
S&P 500 Index             (30.54)%   (38.09)%   (4.76)%   (3.00)%     $ 7,372
Barclays Capital U.S.
   Aggregate Bond Index     4.70%      3.13%     4.13%     5.70%      $17,403
90 Day T-Bill               0.12%      0.91%     3.01%     3.10%      $13,569
Russell 2000 Index        (37.17)%   (37.50)%   (5.26)%    1.96%      $12,141
Composite Index (M) **    (18.85)%   (25.63)%   (0.40)%    1.73%      $11,873
--------------------------------------------------------------------------------

*     AS A PERCENTAGE OF NET ASSETS

** THE COMPOSITE INDEX IS DERIVED BY APPLYING THE CURRENT TARGET ALLOCATIONS FOR EACH UNDERLYING GE FUND TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS. PRIOR TARGET ALLOCATIONS WERE DIFFERENT AND WOULD YIELD A DIFFERENT RESULT.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The GE LifeStyle Moderate Allocation Fund returned -20.55% for the six-month period ended March 31, 2009. The Fund's Composite Index returned -18.85% and the Lipper peer group of 709 Mixed-Asset Target Allocation Growth Funds returned -21.51% for the same period. Please see the adjacent chart for performance of the indices included in the composite.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, moderate investment strategy and is structured with a moderate target weighting in equities relative to fixed income. The Fund's target equity allocation is 65%, with U.S. Equities accounting for 45% of the Fund, 33% to large-cap core equities and 12% to small-cap equities. The target allocation to core international equities is 20% of the Fund. The Fund's target allocation to fixed income securities is 34% and the target allocation to cash and cash equivalents is 1%. Due to the balanced approach of the Fund, the results are compared to a Composite Index, which is made up of the benchmarks of the underlying GE Funds, and includes the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, and the 90-Day T-Bill.

Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to underweight U.S. and international equities and overweight cash. The underweight in fixed income detracted from performance. Also contributing to overall Fund relative performance were the outperformance of the underlying GE U.S. Equity Fund, the GE Small-Cap Equity Fund, and the GE Money Market Fund versus their respective benchmarks. The performance of the GE International Equity Fund and the GE Fixed Income Fund versus their respective benchmarks detracted from relative performance.

The GE U.S. Equity Fund outperformed its benchmark, the S&P 500 Index, over the last six months. A continued emphasis on high quality large-cap stocks protected the Fund from the full effect of the period's market declines. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and technology to fund this move, although technology remained the Fund's largest overweight at March 31. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was another key contributor, with solid rebounds among our metals and mining holdings in the second half of the period, as investors began turning toward oversold commodities stocks. Our worst performing sectors were telecommunications and energy. By the end of the period, we were underweight health care and our largest underweights were in consumer staples and industrials.

We continued to emphasize financially strong companies that the investment team believes will have the potential to survive and grow market share in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors. We maintained a

GE Moderate Allocation Fund                      Performance Summary (unaudited)
--------------------------------------------------------------------------------

consistent emphasis on companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the U.S. equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downtrend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of Fed and Treasury actions might provide an effective backstop to the ailing financial sector. Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. However, it is our view that the economic recovery will be muted by historical standards and thus we remain defensive.

In the fourth quarter of 2008, several changes were made to the GE Small-Cap Equity Fund. Most notable was the change from a single sub-adviser to a multiple sub-adviser format. This structure should provide greater investment diversification by exposing the Fund to investment managers with different investment styles while also allowing ample capacity for future asset growth. We believe that this change provides a better opportunity to enhance performance of the Fund against both its benchmark and its small-cap equity peers over the long-term.

The GE Small-Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, during the six months since restructuring to a multiple sub-adviser structure. Strong security selection from a number of the Fund's sub-advisers drove positive relative performance versus the benchmark. An underweight position and strong security selection within financials was the largest positive contributor to performance over the last six months. The Fund's holdings in the materials & processing and autos & transportation sectors also added to performance during the period. Poor security selection in consumer staples, the best performing sector within the benchmark, detracted from performance during the period. The health care sector was another area of weakness in the portfolio.

The GE International Equity Fund underperformed its MSCI EAFE benchmark over the period. Much of the under-performance came from holdings in the financial sector where, after the Lehman collapse, little escaped unscathed. Positive attribution derived from holdings in the materials and technology sectors. By the end of the period the underweight in both consumer discretionary and energy stocks had been reduced, as had the overweight in consumer staples. The more defensive food retail and manufacturer stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current, attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

Although the markets had experienced several major crises in the previous 12 to 15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by governments to shore up the financial system. The combination of dwindling liquidity, tighter credit, and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

The GE Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The main drivers of Fund performance relative to the benchmark were the exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on performance. Holdings in short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer with their marked to market pricing. Positively, the portfolio duration was longer than the benchmark for most of the period, which enhanced performance as rates fell.

Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

GE Moderate Allocation Fund                   Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, professional fees, and administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2008 - MARCH 31, 2009
--------------------------------------------------------------------------------

                              ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE       EXPENSES PAID
                          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------------
Actual Fund Return**                1,000.00                     794.54                  0.81
-------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
  (2.5% for the period)             1,000.00                   1,023.75                  0.91
-------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.18% (FOR THE PERIOD OCTOBER 01, 2008 - MARCH 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**    ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009 WAS
      (-20.55)%.

See Notes to Financial Statements.

GE Aggressive Allocation Fund                    Performance Summary (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

           GE AGGRESSIVE       MSCI EAFE     S&P 500    BARCLAYS CAPITAL U.S.                      RUSSELL      COMPOSITE
           STRATEGY FUND         INDEX        INDEX     AGGREGATE BOND INDEX     90 DAY T-BILL    2000 INDEX    INDEX (A)
          ---------------      ---------     -------    --------------------     -------------    ----------    ----------
03/99         10,000.00         10,000.00    10,000.00       10,000.00            10,000.00      10,000.00        10,000.00
09/99         10,212.77         10,704.15    10,037.30        9,979.39            10,232.22      10,821.72        10,406.53
09/00         11,401.08         11,044.54    11,366.61       10,677.00            10,821.38      13,369.54        11,631.39
09/01          9,742.56          7,875.83     8,336.44       12,059.98            11,311.51      10,542.45         9,187.21
09/02          8,673.01          6,652.80     6,628.31       13,096.71            11,512.62       9,572.43         8,148.21
09/03          9,927.77          8,383.08     8,248.26       13,805.21            11,643.23      13,071.78        10,215.19
09/04         11,180.02         10,234.15     9,392.55       14,312.98            11,773.56      15,525.31        11,792.64
09/05         12,754.30         12,874.02    10,543.27       14,713.03            12,096.45      18,303.97        13,554.60
09/06         14,186.92         15,340.77    11,681.48       15,253.08            12,648.83      20,118.07        15,118.21
09/07         16,796.21         19,155.25    13,602.18       16,036.44            13,261.38      22,597.13        17,457.31
09/08         13,972.45         13,313.63    10,612.99       16,622.13            13,551.62      19,323.36        14,441.82
03/09         10,340.05          9,171.91     7,371.91       17,403.44            13,568.53      12,141.38        10,924.05


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/09*
--------------------------------------------------------------------------------

                                                               TARGET    ACTUAL
                                                               ------    ------
GE U.S. Equity Fund                                             34.00%    34.03%
GE International Equity Fund                                    23.00%    22.96%
GE Small-Cap Equity Fund                                        18.00%    18.20%
GE Fixed Income Fund                                            18.00%    17.74%
GE Money Market Fund & Other+                                    7.00%     7.07%
--------------------------------------------------------------------------------
Total                                                          100.00%   100.00%
--------------------------------------------------------------------------------

+ BASED ON CURRENT MARKET CONDITIONS, THE PORTFOLIO MANAGER ANTICIPATES THAT THE FUND MAY CONTINUE TO EXCEED NORMAL CASH LEVEL.

AVERAGE ANNUAL TOTAL RETURNS
(as of March 31, 2009)
--------------------------------------------------------------------------------

                                                                   ENDING VALUE
                              SIX       ONE       FIVE     TEN     OF A $10,000
                             MONTHS     YEAR      YEAR     YEAR     INVESTMENT
--------------------------------------------------------------------------------
GE AGGRESSIVE
   ALLOCATION FUND           (25.99)%  (33.60)%  (1.72)%   0.33%      $10,340
MSCI EAFE Index              (31.11)%  (46.51)%  (2.18)%  (0.86)%     $ 9,172
S&P 500 Index                (30.54)%  (38.09)%  (4.76)%  (3.00)%     $ 7,372
Barclays Capital U.S.
   Aggregate Bond Index        4.70%     3.13%    4.13%    5.70%      $17,403
90 Day T-Bill                  0.12%     0.91%    3.01%    3.10%      $13,569
Russell 2000 Index           (37.17)%  (37.50)%  (5.26)%   1.96%      $12,141
Composite Index (A) **       (24.36)%  (31.60)%  (1.58)%   0.89%      $10,924
--------------------------------------------------------------------------------

*     AS A PERCENTAGE OF NET ASSETS

** THE COMPOSITE INDEX IS DERIVED BY APPLYING THE CURRENT TARGET ALLOCATIONS FOR EACH UNDERLYING GE FUND TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS. PRIOR TARGET ALLOCATIONS WERE DIFFERENT AND WOULD YIELD A DIFFERENT RESULT.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

The GE LifeStyle Aggressive Allocation Fund returned -25.99% for the six-month period ended March 31, 2009. The Fund's Composite Index returned -24.36% and the Lipper peer group of 139 Global Multi-Cap Core Funds returned -29.38% for the same period. Please see the adjacent chart for performance of the indices included in the composite.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced but aggressive investment strategy and is structured with an aggressive target weighting in equities relative to fixed income. The Fund's target equity allocation is 80%, with U.S. Equities accounting for 55% of the Fund, 35% to large-cap core equities and 20% to small-cap equities. The target allocation to core international equities is 25% of the Fund. The Fund's target allocation to fixed income securities is 19% and the target allocation to cash and cash equivalents is 1%. Due to the balanced approach of the Fund, the results are compared to a Composite Index, which is made up of the benchmarks of the underlying GE Funds, and includes the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Barclays Capital U.S. Aggregate Bond Index, and the 90-Day T-Bill.

Over the six-month period, the Fund benefited from the Tactical Asset Allocation Committee's decision to underweight U.S. and international equities and overweight cash. The underweight in fixed income detracted from performance. Also contributing to overall Fund relative performance were the outperformance of the underlying GE U.S. Equity Fund, the GE Small-Cap Equity Fund, and the GE Money Market Fund versus their respective benchmarks. The performance of the GE International Equity Fund and the GE Fixed Income Fund versus their respective benchmarks detracted from relative performance.

The GE U.S. Equity Fund outperformed its benchmark, the S&P 500 Index, over the last six months. A continued emphasis on high quality large-cap stocks protected the Fund from the full effect of the period's market declines. We took advantage of price declines in quality financials stocks, increasing our financial sector overweight by the end of the period. We took profits in health care and technology to fund this move, although technology remained the Fund's largest overweight at March 31. Underweighting industrial companies as global economic activity slowed also benefited the Fund. Materials was another key contributor, with solid rebounds among our metals and mining holdings in the second half of the period, as investors began turning toward oversold commodities stocks. Our worst performing sectors were telecommunications and energy. By the end of the period, we were underweight health care and our largest underweights were in consumer staples and industrials.

We continued to emphasize financially strong companies that the investment team believes will have the potential to survive and grow market share in the ongoing difficult economic environment. While the recent equity market and economic weakness is disappointing, we believe that lower stock prices are creating opportunities in all economic sectors. We

GE Aggressive Allocation Fund                    Performance Summary (unaudited)
--------------------------------------------------------------------------------

maintained a consistent emphasis on companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. Amid rapidly changing market conditions, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

A severe global economic recession continued to mar the investment environment for U.S. equities. As corporations and consumers continued a painful deleveraging process there was no place to hide, with all ten S&P 500 sectors declining during the six months ended March 31, 2009. While the U.S. equity markets initially rallied upon the arrival of the Obama administration in mid-January, they resumed a downtrend as investors questioned Washington's command of the economy and its ability to return stability to the financial system through policy actions. By the end of March, however, U.S. equities began working their way higher with rising confidence that the sum of Fed and Treasury actions might provide an effective backstop to the ailing financial sector. Valuations for many companies have improved in our view as the U.S. stock market has remained in a downtrend. We believe at some point, capitulation from selling by anxious investors will likely set the market up for a rebound. We believe a future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. However, it is our view that the economic recovery will be muted by historical standards and thus we remain defensive.

In the fourth quarter of 2008, several changes were made to the GE Small-Cap Equity Fund. Most notable was the change from a single sub-adviser to a multiple sub-adviser format. This structure should provide greater investment diversification by exposing the Fund to investment managers with different investment styles while also allowing ample capacity for future asset growth. We believe that this change provides a better opportunity to enhance performance of the Fund against both its benchmark and its small-cap equity peers over the long-term.

The GE Small-Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, during the six months since restructuring to a multiple sub-adviser structure. Strong security selection from a number of the Fund's sub-advisers drove positive relative performance versus the benchmark. An underweight position and strong security selection within financials was the largest positive contributor to performance over the last six months. The Fund's holdings in the materials & processing and autos & transportation sectors also added to performance during the period. Poor security selection in consumer staples, the best performing sector within the benchmark, detracted from performance during the period. The health care sector was another area of weakness in the portfolio.

The GE International Equity Fund underperformed its MSCI EAFE benchmark over the period. Much of the under-performance came from holdings in the financial sector where, after the Lehman collapse, little escaped unscathed. Positive attribution derived from holdings in the materials and technology sectors. By the end of the period the underweight in both consumer discretionary and energy stocks had been reduced, as had the overweight in consumer staples. The more defensive food retail and manufacturer stocks have performed relatively well in this environment and, as such, have become more challenging from an earnings and growth perspective. Similarly, while out of favor for several months, opportunities in the energy and discretionary sectors are showing signs of sustainability that blend well with their current, attractive valuations. The weight in financials has moved from a modest underweight to a modest overweight.

Although the markets had experienced several major crises in the previous 12 to 15 months, the collapse of Lehman Brothers late in the third quarter of 2008 heralded a new period of extreme weakness in both the financial sector and the global economy alike. The ripple effects of this failure hit already fragile confidence and warranted even larger efforts by governments to shore up the financial system. The combination of dwindling liquidity, tighter credit, and sharply weaker demand put the global economy under stress and reduced confidence in the ability of corporations to sustain profitability.

The GE Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The main drivers of Fund performance relative to the benchmark were the exposure to high yield and emerging market debt. Although the exposure was small, the underperformance of these non-index sectors was a drag on performance. Holdings in short maturity asset-backed securities (ABS) floating rate notes backed by sub-prime and alt-A mortgage collateral also hurt relative return as those securities continued to suffer with their marked to market pricing. Positively, the portfolio duration was longer than the benchmark for most of the period, which enhanced performance as rates fell.

Amidst a deepening global recession, interest rates fell significantly in the last three months of 2008. The U.S. Treasury 10-year note yield fell from a high of 4.07% on October 14th to 2.06% on December 30th. Rates then went back up through early February on expectations of massive treasury supply in 2009 to fund a myriad of government programs aimed at stabilizing the financial system and jumpstarting the economy. In mid-March, treasury yields dropped sharply after the Federal Reserve announced its intention to begin buying back $300 million of U.S. Treasury securities between 2 and 10-year maturities. Credit spreads in both high grade and high yield securities ended the six-month period wider, particularly in the financial sector as default expectations increased. Within the securitized sector, commercial mortgage-backed securities (MBS) spreads widened dramatically as real estate fundamentals softened and as uncertainty remained regarding the fate of these security types with respect to their eligibility under the various government support programs.

GE Aggressive Allocation Fund                 Understanding Your Fund's Expenses
--------------------------------------------------------------------------------

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, professional fees, and administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the six-month period ended March 31, 2009.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2008 - MARCH 31, 2009
--------------------------------------------------------------------------------

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE       EXPENSES PAID
                          BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)   DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------------
Actual Fund Return**                1,000.00                     740.03                  0.82
-------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
  (2.5% for the period)             1,000.00                   1,023.70                  0.96
-------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.19% (FOR THE PERIOD OCTOBER 01, 2008 - MARCH 31, 2009), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**    ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2009 WAS
      (-26.00)%.

See Notes to Financial Statements.

GE LifeStyle Funds                                  Portfolio Management Team
--------------------------------------------------------------------------------

The mix of underlying GE Funds in which each of the GE ALLOCATION FUNDS invests is determined by GEAM's asset allocation committee, subject to approval of the Board of Trustees. The asset allocation committee is led by a team of portfolio managers who are jointly and primarily responsible for the asset allocation of each Fund. The following sets forth the role of the primary portfolio manager of the Funds followed by the portfolio manager's biographical information.

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for Ms. Studer. The Statement of Additional Information (SAI) provides the following additional information about the portfolio manager: (i) the portfolio manager's compensation; (ii) other accounts managed by the portfolio manager; and (iii) the portfolio manager's ownership of shares of each Fund, if any.

JUDITH A. STUDER is the President and Co-Chief Investment Officer - U.S. Equities and a Director at GE Asset Management. Ms. Studer is vested with oversight authority for determining asset allocations for the GE ALLOCATION FUNDS and has been doing so since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President - U.S. Equities in 1991, Senior Vice President - International Equities in 1995, and President - Investment Strategies in July 2006 and President - U.S. Equities in June 2007.

ABOUT THE BOARD OF TRUSTEES

The Board of Trustees of the GE ALLOCATION FUNDS has overall responsibility for supervising and overseeing the management of the Funds. As with most mutual funds, the Board of Trustees has delegated responsibility for day-to-day operations of the Funds to GEAM, the Funds' Investment Adviser. Still, the Board of Trustees is responsible for approving:

o proposed changes to the allocation ranges for investing in equity versus income underlying GE Funds;

o     proposed additions or deletions to the mix of underlying GE Funds; and

o proposed changes to the allocation targets and ranges among the underlying GE Funds.

Financial Highlights
Selected data based on a share outstanding throughout the period indicated
--------------------------------------------------------------------------------

                                                                                     GE CONSERVATIVE
                                                                                        ALLOCATION
                                                                                           FUND

                                                          3/31/09+    9/30/08    9/30/07   9/30/06   9/30/05    9/30/04
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                 12/31/98

Net asset value, beginning of period ..................   $   8.82    $ 10.00    $  9.21   $  8.81   $  8.47   $   8.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .................................       0.13       0.33       0.29      0.31      0.27       0.18
Net realized and unrealized gains (losses)
   on investments .....................................      (1.28)     (1.17)      0.81      0.36      0.37       0.44
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........      (1.15)     (0.84)      1.10      0.67      0.64       0.62
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................       0.24       0.34       0.31      0.27      0.30       0.15
   Net realized gains .................................         --         --         --        --        --         --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................       0.24       0.34       0.31      0.27      0.30       0.15
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................   $   7.43    $  8.82    $ 10.00   $  9.21   $  8.81   $   8.47
========================================================================================================================

TOTAL RETURN(a) .......................................     (13.15)%    (8.69)%    12.24%     7.77%     7.65%      7.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...........   $  2,671    $ 2,564    $ 2,888   $ 1,650   $ 1,607   $  1,410
   Ratios to average net assets:
      Net investment income* ..........................       3.49%      2.88%      3.40%     3.31%     3.17%      2.30%
      Net expenses (b)* ...............................       0.17%      0.19%      0.20%     0.20%     0.20%      0.20%
      Gross expenses (b)* .............................       0.15%      0.21%      0.31%     0.22%     0.22%      0.21%
   Portfolio turnover rate ............................         47%        45%        15%       30%       33%        22%
========================================================================================================================

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES OF THE FUNDS AND OF THE UNDERLYING GE FUNDS, TOTAL RETURNS WOULD HAVE BEEN LOWER.

(b)   EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF THE UNDERLYING FUNDS (NOTE 6).

*     ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

+     UNAUDITED

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
                                                                                   GE MODERATE
                                                                                   ALLOCATION
                                                                                      FUND

                                                          3/31/09+    9/30/08    9/30/07   9/30/06   9/30/05    9/30/04
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                 12/31/98

Net asset value, beginning of period ..................   $  10.82    $ 12.88    $ 11.42   $ 10.65   $  9.83   $   9.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .................................       0.17       0.33       0.33      0.31      0.30       0.16
Net realized and unrealized gains (losses)
   on investments .....................................      (2.35)     (2.02)      1.46      0.72      0.80       0.77
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               (2.18)     (1.69)      1.79      1.03      1.10       0.93
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................       0.26       0.37       0.33      0.26      0.28       0.16
   Net realized gains .................................       0.49         --         --        --       --          --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................       0.75       0.37       0.33      0.26      0.28       0.16
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................   $   7.89    $ 10.82    $ 12.88   $ 11.42   $ 10.65   $   9.83
========================================================================================================================

TOTAL RETURN(a) .......................................     (20.55)%   (13.53)%    15.98%     9.83%    11.32%     10.37%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...........   $  4,661    $ 6,893    $ 8,441   $ 7,614   $ 8,708   $  8,087
   Ratios to average net assets:
      Net investment income* ..........................       3.70%      2.41%      2.73%     2.60%     2.89%      1.61%
      Net expenses (b)* ...............................       0.18%      0.19%      0.20%     0.20%     0.20%      0.20%
      Gross expenses (b)* .............................       0.16%      0.21%      0.27%     0.21%     0.21%      0.21%
   Portfolio turnover rate ............................         35%        40%        15%       16%       10%        11%
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                   GE AGGRESSIVE
                                                                                    ALLOCATION
                                                                                       FUND

                                                          3/31/09+    9/30/08    9/30/07   9/30/06   9/30/05    9/30/04
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                 12/31/98

Net asset value, beginning of period ..................   $  11.53    $ 14.18    $ 12.22   $ 11.19   $ 10.07   $   9.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .................................       0.17       0.30       0.27      0.23      0.29       0.10
Net realized and unrealized gains (losses)
   on investments .....................................      (3.15)     (2.63)      1.95      1.01      1.11       1.03
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ........      (2.98)     (2.33)      2.22      1.24      1.40       1.13
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................       0.21       0.32       0.26      0.21      0.28       0.09
   Net realized gains .................................       0.04         --         --        --        --         --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................       0.25       0.32       0.26      0.21      0.28       0.09
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................   $   8.30    $ 11.53    $ 14.18   $ 12.22   $ 11.19   $  10.07
========================================================================================================================

TOTAL RETURN(a) .......................................     (26.00)%   (16.81)%    18.39%    11.23%    14.08%     12.61%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...........   $  6,138    $ 9,249    $12,617   $10,257   $ 9,549   $  8,113
   Ratios to average net assets:
      Net investment income* ..........................       3.77%      2.14%      2.05%     1.92%     2.69%      0.98%
      Net expenses (b)* ...............................       0.19%      0.20%      0.20%     0.20%     0.20%      0.20%
      Gross expenses (b)* .............................       0.18%      0.20%      0.22%     0.21%     0.21%      0.21%
   Portfolio turnover rate ............................         25%        24%         4%       15%        2%         8%
========================================================================================================================

See Notes to Financial Statements.

Statement of Net Assets
--------------------------------------------------------------------------------

GE Conservative Allocation Fund
March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                           NUMBER
ASSETS                                                                   OF SHARES          VALUE
------------------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS -- 100.0%
------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class Y) .......................................       40,116      $     624,606
GE Fixed Income Fund (Class Y) ......................................      113,912          1,278,098
GE International Equity Fund (Class Y) ..............................       32,386            281,754
GE Small-Cap Equity Fund (Class Y) ..................................       12,342             77,631
GEI Investment Fund .................................................                           1,762
GE Money Market Fund Institutional Class ............................                         406,913
------------------------------------------------------------------------------------------------------
TOTAL AFFILIATED INVESTMENTS
   COST ($2,924,959) ................................................                       2,670,764
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%*
------------------------------------------------------------------------------------------------------
Other Assets ........................................................                           3,679
LIABILITES
   Payable to GEAM ..................................................                             442
   Other Liabilities ................................................                           2,964
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ........................................                             273
------------------------------------------------------------------------------------------------------

NET ASSETS ..........................................................                       2,671,037
------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Capital paid in .....................................................                       4,292,625
Undistributed net investment income .................................                          11,554
Accumulated net realized (loss) .....................................                      (1,378,947)
Net unrealized (depreciation) on:
   Affiliated Investments ...........................................                        (254,195)
------------------------------------------------------------------------------------------------------
NET ASSETS ..........................................................                   $   2,671,037
======================================================================================================

Shares outstanding (unlimited number of shares authorized) ..........                         359,637
Net asset value, offering and redemption price per share ............                   $        7.43

See Notes to Financial Statements.

Statement of Net Assets
--------------------------------------------------------------------------------

GE Moderate Allocation Fund
March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                          NUMBER
ASSETS                                                                   OF SHARES          VALUE
------------------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS -- 100.0%
------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class Y) .......................................       93,621      $   1,457,678
GE Fixed Income Fund (Class Y) ......................................      119,725          1,343,316
GE International Equity Fund (Class Y) ..............................       96,969            843,630
GE Small-Cap Equity Fund (Class Y) ..................................       75,562            475,285
GEI Investment Fund .................................................                           4,067
GE Money Market Fund Institutional Class ............................                         536,244
------------------------------------------------------------------------------------------------------
TOTAL AFFILIATED INVESTMENTS
   COST ($6,240,022) ................................................                       4,660,220
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%*
------------------------------------------------------------------------------------------------------
Other Assets ........................................................                           4,045
LIABILITES
   Payable to GEAM ..................................................                             771
   Other Liabilities ................................................                           2,838
------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ........................................                             436
------------------------------------------------------------------------------------------------------

NET ASSETS ..........................................................                       4,660,656
------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Capital paid in .....................................................                       7,259,850
Undistributed net investment income .................................                          13,103
Accumulated net realized (loss) .....................................                      (1,032,495)
Net unrealized (depreciation) on:
   Affiliated Investments ...........................................                      (1,579,802)
------------------------------------------------------------------------------------------------------
NET ASSETS ..........................................................                   $   4,660,656
======================================================================================================

Shares outstanding (unlimited number of shares authorized) ..........                         590,830
Net asset value, offering and redemption price per share ............                   $        7.89

See Notes to Financial Statements.

Statement of Net Assets
--------------------------------------------------------------------------------

GE Aggressive Allocation Fund
March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                    NUMBER
ASSETS                                                            OF SHARES       VALUE
-------------------------------------------------------------------------------------------
AFFILIATED INVESTMENTS -- 100.0%
-------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class Y) .................................     134,136   $  2,088,489
GE Fixed Income Fund (Class Y) ................................      97,041      1,088,803
GE International Equity Fund (Class Y) ........................     161,981      1,409,238
GE Small-Cap Equity Fund (Class Y) ............................     177,594      1,117,066
GEI Investment Fund ...........................................                      3,041
GE Money Market Fund Institutional Class ......................                    431,636
-------------------------------------------------------------------------------------------
TOTAL AFFILIATED INVESTMENTS
   COST ($9,282,825) ..........................................                  6,138,273
-------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%*
-------------------------------------------------------------------------------------------
Other Assets ..................................................                      3,172
LIABILITES
   Payable to GEAM ............................................                        988
   Other Liabilities ..........................................                      2,531
-------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES ..................................                       (347)
-------------------------------------------------------------------------------------------

NET ASSETS ....................................................                  6,137,926
-------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------
Capital paid in ...............................................                 10,120,245
Undistributed net investment income ...........................                      8,777
Accumulated net realized (loss) ...............................                   (846,544)
Net unrealized (depreciation) on:
   Affiliated Investments .....................................                 (3,144,552)
-------------------------------------------------------------------------------------------
NET ASSETS ....................................................               $  6,137,926
===========================================================================================

Shares outstanding (unlimited number of shares authorized) ....                    739,415
Net asset value, offering and redemption price per share ......               $       8.30

See Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the period ended March 31, 2009 (unaudited)

                                                                   GE CONSERVATIVE    GE MODERATE   GE AGGRESSIVE
                                                                      ALLOCATION      ALLOCATION      ALLOCATION
                                                                         FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   AFFILIATED INCOME:
   Dividend ...................................................       $  19,259      $    66,479     $   107,049
   Interest ...................................................          26,602           35,121          26,570
-----------------------------------------------------------------------------------------------------------------
      TOTAL INCOME ............................................          45,861          101,600         133,619
-----------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ........................           2,490            5,218           6,729
      Trustees fees ...........................................              42              124             121
-----------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT ........................           2,532            5,342           6,850
-----------------------------------------------------------------------------------------------------------------
   Less: Expenses waived or borne by the adviser ..............             (42)            (124)           (121)
   Less: Expenses reimbursed by the adviser ...................            (371)            (556)           (369)
-----------------------------------------------------------------------------------------------------------------
      Net expenses ............................................           2,119            4,662           6,360
-----------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME ...................................          43,742           96,938         127,259
=================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      Realized loss on affiliated investments .................        (437,278)        (580,009)       (227,591)
      Change in unrealized appreciation/(depreciation) on
        affiliated investments ................................          43,964         (937,987)     (2,263,126)
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized (loss) on affiliated
      investments .............................................        (393,314)      (1,517,996)     (2,490,717)
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS ..............................................       $(349,572)     $(1,421,058)    $(2,363,458)
=================================================================================================================

See Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       GE CONSERVATIVE                   GE MODERATE
                                                                         ALLOCATION                      ALLOCATION
                                                                            FUND                            FUND

                                                               SIX MONTHS ENDED       YEAR      SIX MONTHS ENDED       YEAR
                                                                   3/31/09           ENDED          3/31/09           ENDED
                                                                 (UNAUDITED)        9/30/08       (UNAUDITED)        9/30/08
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ................................      $   43,742      $   75,409      $    96,938      $   182,795
      Net realized gain/(loss) on affiliated investments ...        (437,278)        149,273         (580,009)         916,478
      Net increase (decrease) in unrealized appreciation/
        (depreciation) on investments ......................          43,964        (450,631)        (937,987)      (2,160,794)
-------------------------------------------------------------------------------------------------------------------------------
      Net decrease from operations .........................        (349,572)       (225,949)      (1,421,058)      (1,061,521)
-------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ................................         (73,062)        (78,351)        (152,178)        (209,941)
      Net realized gains ...................................              --              --         (289,800)              --
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................................         (73,062)        (78,351)        (441,978)        (209,941)
-------------------------------------------------------------------------------------------------------------------------------
      Decrease in net assets from operations and
        distributions ......................................        (422,634)       (304,300)      (1,863,036)      (1,271,462)
-------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares .........................         869,478         800,274          532,294        1,774,840
      Value of distributions reinvested ....................          73,062          78,351          441,978          209,941
      Cost of shares redeemed ..............................        (413,060)       (898,234)      (1,343,488)      (2,261,313)
-------------------------------------------------------------------------------------------------------------------------------
      Net Increase (decrease) from share transactions ......         529,480         (19,609)        (369,216)        (276,532)
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ..............         106,846        (323,909)      (2,232,252)      (1,547,994)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of year .......................................       2,564,191       2,888,100        6,892,908        8,440,902
-------------------------------------------------------------------------------------------------------------------------------
   End of year .............................................      $2,671,037      $2,564,191      $ 4,660,656      $ 6,892,908
===============================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR ...........      $   11,554      $   40,874      $    13,103      $    68,343

CHANGES IN FUND SHARES

Shares sold by subscription ................................         113,317          84,178           64,292          145,589
Shares issued for distributions reinvested .................           9,538           8,086           52,932           16,836
Shares redeemed ............................................         (53,833)        (90,341)        (163,172)        (180,878)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (decrease) in fund shares .....................          69,022           1,923          (45,948)         (18,453)
===============================================================================================================================

                                                                        GE AGGRESSIVE
                                                                          ALLOCATION
                                                                            FUND

                                                               SIX MONTHS ENDED       YEAR
                                                                   3/31/09           ENDED
                                                                 (UNAUDITED)        9/30/08
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ................................     $   127,259      $   234,164
      Net realized gain/(loss) on affiliated investments ...        (227,591)       1,176,104
      Net increase (decrease) in unrealized appreciation/
        (depreciation) on investments ......................      (2,263,126)      (3,304,025)
----------------------------------------------------------------------------------------------
      Net decrease from operations .........................      (2,363,458)      (1,893,757)
----------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ................................        (165,069)        (257,238)
      Net realized gains ...................................         (30,360)              --
----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................................        (195,429)        (257,238)
----------------------------------------------------------------------------------------------
      Decrease in net assets from operations and
        distributions ......................................      (2,558,887)      (2,150,995)
----------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares .........................         412,880          964,700
      Value of distributions reinvested ....................         195,429          257,236
      Cost of shares redeemed ..............................      (1,160,986)      (2,438,043)
----------------------------------------------------------------------------------------------
      Net Increase (decrease) from share transactions ......        (552,677)      (1,216,107)
----------------------------------------------------------------------------------------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ..............      (3,111,564)      (3,367,102)
----------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of year .......................................       9,249,490       12,616,592
----------------------------------------------------------------------------------------------
   End of year .............................................     $ 6,137,926      $ 9,249,490
==============================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR ...........     $     8,777      $    46,587

CHANGES IN FUND SHARES

Shares sold by subscription ................................          47,716           72,882
Shares issued for distributions reinvested .................          21,885           18,629
Shares redeemed ............................................        (132,219)        (179,183)
----------------------------------------------------------------------------------------------
Net Increase (decrease) in fund shares .....................         (62,618)         (87,672)
==============================================================================================

See Notes to Financial Statements.

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS

GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Massachusetts business trust on June 21, 1996, and is authorized to issue an unlimited number of shares. It currently comprises six investment funds (each a "Fund" and collectively the "Funds"), three of which are included in a separate report. Each Fund operates as a "fund-of-funds" in that it makes investments in a select group of underlying GE Funds and cash equivalents suited to the Fund's particular investment objective. The objectives of the funds are as follows:

GE Conservative Allocation Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 38% to 52% of its net assets in equity funds and 48% to 58% in fixed income funds.

GE Moderate Allocation Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 55% to 75% of its net assets in equity funds and 25% to 41% in fixed income funds.

GE Aggressive Allocation Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 74% to 91% of its net assets in equity funds and 9% to 21% in fixed income funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. Investments in the underlying GE Funds are valued at the net asset value (NAV) per share class of each underlying GE Funds, as calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The underlying GE Funds' portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

An underlying GE Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. All portfolio securities of the GE Money Market Fund and any short-term securities held by any other underlying GE Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the underlying GE Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the underlying GE Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which an underlying GE Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Capital gain distributions from investments in the underlying GE Funds are included in the Statement of Operations in realized gain/loss on investments. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

FAIR VALUE MEASUREMENTS The Funds adopted FASB Statement No. 157, FAIR VALUE MEASUREMENTS (FAS 157). FAS 157 establishes a single definition of fair value, a framework for measuring fair value, and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the funds' investments. These inputs are classified into three broad levels:

Level 1 includes quoted prices in active markets of securities identical to those of the Funds.

Level 2 includes: 1) quoted prices in active markets for similar securities to those of the Funds; 2) quoted prices for identical or similar securities to those of the Funds that trade in markets in which there are few transactions or the quoted prices are not current; 3) prices based on observable market data such as interest rates and yield curves, volatilities, bond prepayment speeds, and credit risk and; 4) prices based principally on observable market data by use of correlation techniques or other means.

Level 3 includes unobservable market inputs used to fair value securities. These inputs are based on assumptions that market participants would use to price securities and may include the adviser's own assumptions.

Other financial instruments are derivative instruments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

GE LIFESTYLE CONSERVATIVE ALLOCATION FUND

                                                  Level 1     Level 2   Level 3      Total
-------------------------------------------------------------------------------------------------
Investments in Securities                       $ 2,669,002   $ 1,762   $    --   $ 2,670,764
Other Financial Instruments                              --        --        --            --

GE LIFESTYLE MODERATE ALLOCATION FUND

                                                  Level 1     Level 2   Level 3      Total
-------------------------------------------------------------------------------------------------
Investments in Securities                       $ 4,656,153   $ 4,067   $    --   $ 4,660,220
Other Financial Instruments                              --        --        --            --

GE LIFESTYLE AGGRESSIVE ALLOCATION FUND

                                                  Level 1     Level 2   Level 3       Total
-------------------------------------------------------------------------------------------------
Investments in Securities                       $ 6,135,232   $ 3,041   $    --   $ 6,138,273
Other Financial Instruments                              --        --        --            --

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

INVESTMENTS IN FOREIGN MARKETS Each Fund is subject to the investment risk associated with an investment in the underlying GE Funds, some of which may invest in foreign securities. Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At March 31, 2009, information on the tax cost of investments is as follows:

                                                                                              NET TAX
                                             COST OF         GROSS TAX      GROSS TAX       APPRECIATION/
                                           INVESTMENTS       UNREALIZED     UNREALIZED    (DEPRECIATION) ON
                                         FOR TAX PURPOSES   APPRECIATION   DEPRECIATION      INVESTMENTS
---------------------------------------------------------------------------------------------------------------
GE Conservative Allocation Fund            $ 2,974,042         $ --        $  (303,278)      $  (303,278)
GE Moderate Allocation Fund                  6,692,705           --         (2,032,285)       (2,032,285)
GE Aggressive Allocation Fund                9,901,779           --         (3,763,506)       (3,763,506)

As of September 30, 2008, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended Sepember 30, 2008, GE Conservative Allocation Fund, GE Moderate Allocation Fund and GE Aggressive Allocation Fund utilized capital loss carryovers in the amounts of $174,419, $372,983 and $1,043,202 respectively.

FUND                                          AMOUNTS    EXPIRES
----------------------------------------------------------------
GE Conservative Allocation Fund              $ 840,105   9/30/11
                                                50,646   9/30/12
                                                 1,835   9/30/13
----------------------------------------------------------------
GE Moderate Allocation Fund                         --        --
----------------------------------------------------------------
GE Aggressive Allocation Fund                       --        --
                                                    --        --

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

The Funds did not incur net capital or currency losses after October 31, 2007.

The tax composition of distributions paid during the year ended September 30, 2008, and September 30, 2007 were as follows:

                                     YEAR ENDED SEPTEMBER 30, 2008
                                     -----------------------------
                                       ORDINARY        LONG-TERM
                                        INCOME       CAPITAL GAINS
------------------------------------------------------------------
GE Conservative Allocation Fund       $  78,351         $ --
GE Moderate Allocation Fund             209,941           --
GE Aggressive Allocation Fund           257,238           --

                                     YEAR ENDED SEPTEMBER 30, 2007
                                     -----------------------------
                                       ORDINARY        LONG-TERM
                                        INCOME       CAPITAL GAINS
------------------------------------------------------------------
GE Conservative Allocation Fund       $  59,611         $ --
GE Moderate Allocation Fund             221,478           --
GE Aggressive Allocation Fund           220,439           --

On October 1, 2007, the Fund adopted FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2004, 2005, 2006 and 2007 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

DISTRIBUTIONS TO SHAREHOLDERS The Funds declare and pay dividends of investment income and net realized capital gains annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

There were no reclassifications for the period ended March 31, 2009.

INVESTMENT INCOME Income and capital gain distributions from underlying GE Funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Interest income on the Statement of Operations includes interest income earned by the short-term investments of the Funds.

EXPENSES The Funds pay a fee to GE Asset Management Incorporated ("GEAM"), a wholly-owned subsidiary of General Electric Company, for the Funds' advisory and administration services. This fee includes normal operating expenses payable by the Funds, except for fees and expenses of the Trust's independent Trustees, transfer agent fees, brokerage fees and commissions, and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administration fees payable to GEAM by each Fund are calculated at the annual rate of 0.20%.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

OTHER For the period ended March 31, 2009, the Trust was informed that GE Investment Distributors, Inc., acting as underwriter, did not receive commissions from the sale of the Funds' shares.

4. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of the underlying GE Funds, excluding short-term investments, for the period ended March 31, 2009, were as follows:

                                                       PURCHASES       SALES
--------------------------------------------------------------------------------
GE Conservative Allocation Fund                       $ 1,387,944   $ 1,065,913
GE Moderate Allocation Fund                             1,720,856     2,356,831
GE Aggressive Allocation Fund                           1,693,171     2,051,492

5. BENEFICIAL INTEREST

The schedule below shows the number of shareholders each owning 5% or more of a Fund. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company or a retirement plan sponsored by such entities ("GE Affiliates") at March 31, 2009 are:

                      5% OR GREATER SHAREHOLDERS
                      --------------------------
                                       % OF          % OF FUND HELD
                         NUMBER      FUND HELD      BY GE AFFILIATES*
------------------------------------------------------------------------
GE Conservative
   Allocation Fund          2           92%                92%

Investment activities of these shareholders could have a material impact on these Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.

6. OTHER INFORMATION

Due to concentrated investments in the GE U.S. Equity Fund, GE Fixed Income Fund, GE International Equity Fund, and GE Small-Cap Equity Fund, the following financial highlights disclosure will provide additional information relevant to the investments.

                                                                            GE U.S. EQUITY FUND CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
                                                     3/31/09+       9/30/08       9/30/07     9/30/06     9/30/05     9/30/04
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --            --            --          --          --    11/29/93

Net asset value, beginning of period .............   $  22.65     $   30.93     $   29.92   $   28.62   $   26.35   $   24.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (b) .....................       0.15          0.29          0.41        0.37        0.44        0.27
   Net realized and unrealized gains (losses)
      on investments .............................      (6.70)        (5.25)         4.26        2.75        2.10        2.17
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...      (6.55)        (4.96)         4.67        3.12        2.54        2.44
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .........................       0.29          0.33          0.50        0.54        0.27        0.23
   Net realized gains ............................       0.24          2.99          3.16        1.28          --          --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................       0.53          3.32          3.66        1.82        0.27        0.23
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...................   $  15.57     $   22.65     $   30.93   $   29.92   $   28.62   $   26.35
===============================================================================================================================

TOTAL RETURN(a) ..................................     (28.95)%      (17.65)%       16.87%      11.40%       9.68%      10.13%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......   $ 80,748     $ 113,123     $ 136,756   $ 115,005   $ 306,532   $ 346,807
   Ratios to average net assets:
      Net investment income* .....................       1.78%         1.10%         1.39%       1.27%       1.56%       1.02%
      Net expenses* ..............................       0.62%(d)      0.54%(d)      0.51%       0.54%       0.53%       0.53%
      Gross expenses* ............................       0.62%         0.54%         0.51%       0.54%       0.53%       0.53%
   Portfolio turnover rate .......................         26%           55%           53%         46%         36%         29%
-------------------------------------------------------------------------------------------------------------------------------

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                            GE FIXED INCOME FUND CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
                                                     3/31/09+       9/30/08       9/30/07     9/30/06     9/30/05     9/30/04
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --            --            --          --          --    11/29/93

Net asset value, beginning of period .............   $  11.43     $   11.84     $   11.89   $   12.11   $   12.55   $   12.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (b) .....................       0.24          0.53          0.64        0.61        0.51        0.44
   Net realized and unrealized gains (losses)
      on investments .............................      (0.21)        (0.41)        (0.06)      (0.21)      (0.22)      (0.04)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..........       0.03          0.12          0.58        0.40        0.29        0.40
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .........................       0.24          0.53          0.63        0.59        0.50        0.45
   Net realized gains ............................       0.00(c)       0.00(c)         --        0.03        0.23        0.17
-------------------------------------------------------------------------------------------------------------------------------
TOTAL distributions ..............................       0.24          0.53          0.63        0.62        0.73        0.62
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...................   $  11.22     $   11.43     $   11.84   $   11.89   $   12.11   $   12.55
===============================================================================================================================

TOTAL RETURN(a) ..................................       0.26%         0.89%         5.03%       3.48%       2.36%       3.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......   $ 11,738     $  12,944     $  14,221   $  14,900   $  87,216   $  94,622
   Ratios to average net assets:
      Net investment income* .....................       4.33%         4.45%         5.35%       4.99%       4.10%       3.55%
      Net expenses* ..............................       0.62%(d)      0.59%(d)      0.57%       0.55%       0.55%       0.53%
      Gross expenses* ............................       0.66%         0.60%         0.58%       0.58%       0.56%       0.54%
   Portfolio turnover rate .......................        181%          467%          385%        337%        311%        363%
-------------------------------------------------------------------------------------------------------------------------------

                                                                            GE INTERNATIONAL EQUITY FUND CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
                                                     3/31/09+       9/30/08       9/30/07     9/30/06     9/30/05     9/30/04
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ...................................         --            --            --          --          --      3/2/94

Net asset value, beginning of period .............   $  16.40     $   25.33     $   18.99   $   16.01   $   12.85   $   10.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (b) .....................       0.06          0.46          0.28        0.09        0.18        0.12
   Net realized and unrealized gains (losses)
      on investments .............................      (5.46)        (6.64)         6.29        3.06        3.09        2.14
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...      (5.40)        (6.18)         6.57        3.15        3.27        2.26
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .........................       0.44          0.29          0.21        0.17        0.11        0.09
   Net realized gains ............................       1.86          2.46          0.02          --          --          --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................       2.30          2.75          0.23        0.17        0.11        0.09
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...................   $   8.70     $   16.40     $   25.33   $   18.99   $   16.01   $   12.85
===============================================================================================================================

TOTAL RETURN(a) ..................................     (34.66)%      (27.19)%       34.85%      19.83%      25.58%      21.22%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......   $  9,072     $   8,872     $  10,354   $   7,679   $  69,794   $  46,942
   Ratios to average net assets:
      Net investment income* .....................       1.12%         2.13%         1.29%       0.51%       1.26%       0.95%
      Net expenses* ..............................       1.37%(d)      1.12%(d)      1.20%       1.17%       1.17%       1.33%
      Gross expenses* ............................       1.76%         1.26%         1.20%       1.17%       1.17%       1.33%
   Portfolio turnover rate .......................         37%           39%           38%         39%         66%         31%
-------------------------------------------------------------------------------------------------------------------------------

Notes To Financial Statements                         March 31, 2009 (unaudited)
--------------------------------------------------------------------------------

                                                                      GE SMALL-CAP EQUITY FUND CLASS Y
-------------------------------------------------------------------------------------------------------------------------------
                                                     3/31/09+       9/30/08       9/30/07     9/30/06     9/30/05     9/30/04
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                             --            --            --          --          --     9/30/98

Net asset value, beginning of period .............   $  11.06     $   16.50     $   16.44   $   15.99   $   15.07   $   12.81
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(b) ...............         --          0.04          0.04        0.02        0.08       (0.02)
   Net realized and unrealized gains (losses)
      on investments .............................      (3.91)        (2.51)         2.28        1.04        2.94        2.28
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...      (3.91)        (2.47)         2.32        1.06        3.02        2.26
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .........................       0.00(c)       0.00(c)         --        0.08          --          --
   Net realized gains ............................       0.86          2.97          2.26        0.53        2.10          --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................       0.86          2.97          2.26        0.61        2.10          --
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...................   $   6.29     $   11.06     $   16.50   $   16.44   $   15.99   $   15.07
===============================================================================================================================

TOTAL RETURN(a) ..................................     (35.69)%      (17.50)%       15.20%       6.85%      21.22%      17.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......   $  2,409     $   3,694     $   8,053   $  11,990   $  24,385   $  23,144
   Ratios to average net assets:
      Net investment income (loss)* ..............       0.10%         0.36%         0.23%       0.10%       0.54%      (0.12%)
      Net expenses* ..............................       1.80%(d)      1.12%(d)      0.99%       0.95%       0.96%       0.99%
      Gross expenses* ............................       1.89%         1.12%         0.99%       0.95%       0.96%       1.00%
   Portfolio turnover rate .......................         31%           60%           37%         38%         34%         93%
-------------------------------------------------------------------------------------------------------------------------------

NOTES TO OTHER INFORMATION
--------------------------

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES, TOTAL RETURNS WOULD HAVE BEEN LOWER.

(b) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(c)   LESS THAN $0.01 PER SHARE.

(d) INCLUDES WAIVER OF MANAGEMENT FEE WITH RESPECT TO THE FUND'S INVESTMENT IN THE GE MONEY MARKET FUND.

*     ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

+     UNAUDITED

Advisory Agreement Approval (unaudited)
--------------------------------------------------------------------------------

The Board of Directors of the GE LifeStyle Funds (the "Board"), including the independent Board members, considered and unanimously approved the continuance of each Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM") at meetings held on December 5 and December 12, 2008.

On December 12, 2008, the Board also approved a Plan of Dissolution, Liquidation and Termination for the Funds under which the assets of each Fund are expected to be liquidated on or before June 30, 2009 and the cash proceeds will be distributed thereafter on a pro rata basis to Fund shareholders. A participant in a defined contribution plan (such as a 401(k) plan) may continue to purchase shares of the Funds through that plan until either the date that the Funds cease to be an investment option under the plan or the date of the Funds' liquidation, whichever is earlier.

In considering whether to approve the continuance of each Fund's investment advisory agreement, the Board, including the independent Board members, considered and discussed a substantial amount of information and analyses provided, at the Board's request, by GEAM. The Board also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund's advisory agreement, the Board members reviewed the information with management of GEAM and independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following this session.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members also had an opportunity to discuss this information with GEAM managers (including senior executives and representatives from the legal, compliance and finance departments, and investment personnel). The Board members posed questions to GEAM representatives and engaged in substantive discussions with them concerning GEAM's investment processes.

In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED

The Board reviewed the services provided by GEAM, taking into account their extensive past experiences with GEAM. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance;
(ii) effective processes used for determining investment targets and ranges and, with respect to Fund administration, effective processes used for providing controllership and compliance functions; (iii) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The

Advisory Agreement Approval (unaudited)
--------------------------------------------------------------------------------

Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM continue to be satisfactory.

INVESTMENT PERFORMANCE OF THE FUNDS

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of each of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in detailed discussions with GEAM about its investment processes, focusing on each Fund's investment objective, the number and experience of portfolio management and supporting investment personnel and the investment style and approach employed by GEAM, in light of current market conditions. The Board members discussed GEAM's investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board members, including the independent Board members, concluded that each Fund's performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUNDS

The Board members considered the management fees paid to GEAM by the Funds and the cost of the services provided to the Funds by GEAM. The Board members reviewed the information they had requested from GEAM concerning their profitability. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each of the Funds. GEAM reviewed with the Board the Funds' unitary fee structure where GEAM (and not the Funds) bears most of the Funds' operating expenses and GEAM's agreement to voluntarily pay certain other operating expenses, therefore affecting GEAM's profitability. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested.

Based on their review, the Board members, including the independent members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Funds was not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS EACH FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE

The Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. GEAM reviewed with the Board members that GEAM generally charged comparatively lower fees to the Funds since inception and that GEAM (and not the Funds) has borne most of the Funds' operating expenses. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure, generally lower Fund fees and subsidies of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Advisory Agreement Approval (unaudited)
--------------------------------------------------------------------------------

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID

The Board discussed the services to be provided to the Funds by GEAM and the fees charged to the Funds for those services. The Board members reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that GEAM's figures were within the applicable peer group ranges and therefore the Funds are generally charged competitive rates in comparison to their peers. The Board, including the independent Board members, determined that the advisory fees were reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS

The Board considered actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including where applicable soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

CONCLUSION

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that renewal of each Fund's advisory agreement was in the best interests of the Funds and their shareholders.

Additional Information (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 59

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer - Mutual Funds and Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing at GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999; Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 48

POSITION(S) HELD WITH FUND Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 51

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds, GE Institutional Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investments Funds, Inc. since July 2007.

Additional Information (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 49

POSITION(S) HELD WITH FUND Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

--------------------------------------------------------------------------------
JEANNE M. LA PORTA
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 43

POSITION(S) HELD WITH FUND Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

Additional Information (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE 62

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Diocesan of Brooklyn & Queens since 2001; Gregorian University Foundation Since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE 61

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE 73

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 43

OTHER DIRECTORSHIPS HELD BY TRUSTEE GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993 and GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

----------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.

Investment Team
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

GE LIFESTYLE FUNDS
Judith A. Studer

PORTFOLIO MANAGERS OF THE UNDERLYING GE FUNDS

GE INTERNATIONAL EQUITY FUND
Team led by Ralph R. Layman

GE SMALL-CAP EQUITY FUND
David Wiederecht

Sub-advisers:

Palisade Capital Management, L.L.C.
Jack Feiler
Jeffrey Schwartz
Dennison Veru

Champlain Investment Partners, LLC
Team led by Scott T. Brayman

GlobeFlex Capital, LP
Team led by Robert J. Anslow, Jr.

SouthernSun Asset Management, Inc.
Team led by Michael W. Cook

GE U.S. EQUITY FUND
Team led by:
George A. Bicher
Stephen V. Gelhaus
Thomas R. Lincoln
Paul C. Reinhardt

GE FIXED INCOME FUND
Team led by Paul Colonna

INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Scott R. Fuchs
Christopher M. Isaacs

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

CUSTODIAN

State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Daniel O. Colao, EVP, CHIEF FINANCIAL OFFICER
Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER - FIXED INCOME Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER - MUTUAL FUNDS AND INTERMEDIARY BUSINESS
Kathryn D. Karlic, PRESIDENT - INSTITUTIONAL SALES AND MARKETING
Ralph R. Layman, PRESIDENT AND CO-CHIEF INVESTMENT OFFICER - INTERNATIONAL EQUITIES
Matthew J. Simpson, EVP, GENERAL COUNSEL AND SECRETARY
Judith M. Studer, PRESIDENT AND CO-CHIEF INVESTMENT OFFICER - U.S. EQUITIES Donald W. Torey, PRESIDENT - ALTERNATIVE INVESTMENTS
John J. Walker, EVP, CHIEF OPERATING OFFICER
David Wiederecht, PRESIDENT - INVESTMENT STRATEGIES

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
P.O. BOX 7900
STAMFORD, CT 06904-7900

WWW.GEAM.COM

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at HTTP://WWW.GEAM.COM; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC
- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Fund's website at HTTP://WWW.GEAM.COM; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.
--------------------------------------------------------------------------------

                                                                 GE LSA-2 (3/09)

[GE LOGO]

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT



ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.


ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE LIFESTYLE FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE LIFESTYLE FUNDS

Date:  June 05, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE LIFESTYLE FUNDS

Date:  June 05, 2009

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE LIFESTYLE FUNDS

Date:  June 05, 2009

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.